UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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VAN WAGONER FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Van Wagoner Funds Shareholder:

We are excited to send you the enclosed proxy information detailing proposed changes to the Van Wagoner Funds.  This plan, along with other ongoing initiatives undertaken by the Board of Directors of the Funds, are designed to benefit investors by improving performance and reducing Fund expenses over time.  Portions of the plan will require your approval, which we are asking you to vote on in these proxy proposals.  The details of the proxy proposals are presented below and in the attached joint proxy statement, which we invite you to review closely.

A Special Meeting of Shareholders of the Van Wagoner Funds will be held at 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111, on August [  ], 2008 to:

•                  Approve new investment advisory agreements for five of the Van Wagoner Funds with Van Wagoner Capital Management, Inc. (“VWCM”).  These Funds are:  Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund.

•                  Approve new investment subadvisory agreements for four Van Wagoner Funds with Husic Capital Management (“Husic”).  These Funds are:  Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund.

•                  Approve, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for the Funds.

•                  Approve three new members of the Board of Directors.

•                  Approve an amendment to the Articles of Incorporation changing the voting requirement for significant corporate events.

•                  Approve a change of the classification of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund from diversified to non-diversified.

•                  Approve the elimination of the fundamental investment policy on industry concentration for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund.

•                  Transact such other business as may properly come before the Special Meeting.

If you are a shareholder of the Growth Opportunities Fund, you have separately received a combined proxy statement/prospectus asking you to approve a reorganization of your Fund into the Emerging Growth Fund.  It is important that you vote on that proposal, as well as the proposals in these materials.

The enclosed materials describe new advisory arrangements for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund.  If the new advisory agreements with VWCM are approved, it would serve as these Fund’s investment adviser pursuant to a new advisory agreement.

The Board of Directors has selected Husic as the potential new subadviser for four Funds.  If the new subadvisory agreements are approved by shareholders at the Special Meeting, Husic would serve as the subadviser to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund.  Husic is an institutional money management firm with extensive experience investing in small-, mid-, large- and all-cap portfolios, and has a strong performance record for private accounts with substantially similar objectives, policies, strategies and risks to those it would employ managing these four Funds.

The Mid-Cap Growth Fund would not have a subadviser; VWCM would serve as this Fund’s investment adviser and it would operate as a “fund of funds” by investing primarily in shares of other investment companies.

If the “manager of managers” proposal is approved, and subsequent relief from the Securities and Exchange Commission is provided, VWCM and the Funds would have the ability to select and retain other subadvisers to manage the Funds without obtaining further approvals from shareholders.  In addition to these changes, the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund are seeking approval from shareholders to change their classification to non-diversified Funds and eliminate their fundamental investment policies on industry concentration in order to allow Husic additional flexibility to manage these Funds.  These proxy materials will also describe the other changes to the Funds, noted above.

If your Fund’s new advisory arrangements are approved, your Fund would change its name and implement a new investment program.  Appendix B to the Joint Proxy Statement contains information about your Fund’s new name and investment program, and the risks associated with that program, if the new advisory arrangements are approved.

I enthusiastically support these proposals as they will:

•                  Provide active investment management to the previously-closed Van Wagoner Funds – the Post-Venture Fund, Technology Fund, and Mid-Cap Growth Fund;

•                  Retain a new subadviser to provide advisory services to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund;

•                  Allow new investment strategies, designed to improve performance, to be implemented for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund;

•                  Along with other ongoing initiatives, make the Funds more competitive with other fund offerings with similar objectives; and

•                  Reduce expenses if they attract new investors and asset size increases.

THE BOARD OF DIRECTORS OF THE VAN WAGONER FUNDS UNANIMOUSLY RECOMMENDS YOU VOTE IN FAVOR OF EACH OF THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING.

Please review these proxy solicitation materials and complete and return your proxy card as soon as possible.  Alternatively, you may vote by telephone or via the Internet.  It is very important that you vote and that your voting instructions be received no later than August [  ], 2008.

If you have any questions after considering the enclosed materials, please call 1-866-207-3626.

Sincerely,

/s/ Susan Freund

President
The Van Wagoner Funds

July [ ], 2008

FREQUENTLY ASKED QUESTIONS

Why have I received this joint proxy statement?

Your Board of Directors has sent you this joint proxy statement to ask for your vote as a Fund shareholder on several important proposals.

What is happening?

After careful consideration, your Board of Directors has approved important changes for the Funds.  The plan, key parts of which require your approval, reflects numerous discussions between the Board and Van Wagoner Capital Management, Inc. (“VWCM”).

Under the plan approved by the Board, VWCM would serve as the investment adviser to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund under a new advisory agreement.  For four of these Funds (Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund), VWCM would retain Husic Capital Management (“Husic”) to provide day-to-day investment management.  For these Funds, VWCM would primarily oversee Husic and provide many of the administrative and operational services it currently provides.  For the Mid-Cap Growth Fund, VWCM would serve as investment adviser.  This Fund would operate as a “fund of funds” and invest in other mutual funds.  The remaining Fund –Growth Opportunities Fund – would, if approved by its shareholders, reorganize into Emerging Growth Fund.  Shareholders of Growth Opportunities Fund have received separate proxy materials discussing this reorganization and other important information.

As part of the plan, the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund would change their investment programs, as well as their names.  Appendix B to the Joint Proxy Statement contains a description of these Funds’ investment programs, including the risks associated with the program, if the new advisory arrangements are approved.  It also contains these Funds’ new names, which will reflect this new focus and will be used if the new advisory arrangements are approved.

The table below shows the current and proposed advisory arrangements for each of the Funds, as well as the Funds new investment strategy if new advisory arrangements are approved:

Fund	Current Adviser	Proposed Advisory Structure (if approved by shareholders)	New Strategy
Small-Cap Growth Fund	VWCM	Adviser: VWCM Subadviser: Husic	Classic Growth
Growth Opportunities Fund	VWCM	*	*
Emerging Growth Fund	VWCM	Adviser: VWCM Subadviser: Husic	Small-Cap Growth
Post-Venture Fund	None**	Adviser: VWCM Subadviser: Husic	Large Cap Growth

Technology Fund	None**	Adviser: VWCM Subadviser: Husic	Concentrated Growth
Mid-Cap Growth Fund	None**	Adviser: VWCM	Fund of Funds

*  Growth Opportunities Fund would, if approved by its shareholders, reorganize into Emerging Growth Fund and would, as part of that Fund, have VWCM as its investment adviser, Husic as its subadviser and follow a small-cap growth strategy.

**  The Fund’s Officers and Board of Directors currently oversee the Fund’s investment program without compensation.

Husic, which was introduced by VWCM and approved by the Board, offers the Funds new opportunities and provides fresh ideas that are designed to improve the relevant Funds’ performance.  Husic is an institutional money management firm with extensive experience investing in small-, mid-, large- and all-cap portfolios, and has a strong performance record for private accounts with substantially similar objectives, policies, strategies and risks to those it would employ managing the relevant Funds.  Thus, for the three previously-closed Funds, these Funds would, for the first time since 2003, have access to active investment management under new investment programs and would no longer invest (upon approval of new advisory arrangements) primarily in high quality short-term money market funds or instruments.  For the Small-Cap Growth Fund and Emerging Growth Fund, these Funds will have new investment programs under new investment management.  The Board believes that Husic will provide the Funds high quality service and potentially improve performance.

VWCM currently serves as the investment adviser to the Small-Cap Growth Fund and Emerging Growth Fund.  The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund were recently reopened to new investment in April 2008 (although they currently remain primarily invested in high quality short-term money market funds or instruments).  These Funds’ Officers and Board of Directors currently oversee each Fund’s investment program, without compensation.  Since 2003, these Funds have been closed to new investment and were in the process of liquidation.  After the decision to liquidate these Funds, the Funds were named as defendants in an industry-wide class action lawsuit, as described in the Funds’ annual reports and prospectuses in prior years.  The Funds were not liquidated pending the outcome of the lawsuit, which was resolved last summer.  While the lawsuit was pending, the Board considered and reviewed various options available to the Funds, culminating in the plan set forth above.

Separately, as disclosed in the Funds’ current prospectus, the Board learned that certain of the Funds may be entitled to receive disbursements from a Fair Fund established as a result of an SEC enforcement action against a party who was alleged to have engaged in market timing activity in the past.  The amount of any potential disbursement, and the timing of the disbursement, are uncertain.  However, depending on the total net assets of a Fund, and the size of the disbursement, it could result in a material change in the net asset value of a Fund (e.g., greater than one percent change).

The Board is enthusiastic about taking the Funds in a new direction and the opportunities provided by Husic, and hope that you will be as well.  In order to implement the plan, shareholders of Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund,

Technology Fund and Mid-Cap Growth Fund need to approve new advisory arrangements for their Fund.  Shareholders will need to approve VWCM as these Funds’ investment adviser, under a new investment advisory agreement, and for Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund, approve a new subadvisory agreement between VWCM and Husic.  More information about these proposals appears under Proposals 1 and 2 of the Joint Proxy Statement.

What am I being asked to vote on?

The attached Joint Proxy Statement contains seven proposals, some of which apply only to shareholders of certain Funds.  The table below shows the different proposals, and which Funds need to vote on them.  Each of the proposals is discussed in the Joint Proxy Statement.

Proposal	Funds Voting
1. New Advisory Agreements with VWCM	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, each voting separately

2. New Subadvisory Agreements with Husic	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, and Technology Fund, each voting separately

3. “Manager of managers” structure	All Funds, voting separately

4. New Directors	All Funds, voting together

5. Amendment to Articles of Incorporation	All Funds, voting together

6. Change of diversification classification	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, and Technology Fund, each voting separately

7. Elimination of industry concentration limitations	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, and Technology Fund, each voting separately

Who is Husic?

Husic Capital Management is a money management firm that specializes in a growth equity style for many institutional and high-net worth clients.  Husic actively manages small-, mid-, large- and all-cap portfolios, as well as market-neutral, classic hedge and concentrated growth portfolios.  The Husic investment team is headed by Frank Husic.

The attached Joint Proxy Statement, under Proposal 2, contains information about the proposed subadvisory agreements with Husic, including fees it would receive, as well as information about the portfolio manager who would oversee the Funds’ investments.  Proposal 2 also includes relevant performance information about portfolio composites managed by Husic composed of accounts with substantially similar objectives, policies, strategies and risks to those that it would employ managing the Funds.  This information is not the historical performance of any of the Funds and is no guarantee of future results.

What will happen to my Fund’s fees and expenses?

The new advisory arrangements have been designed in a cost-effective manner.

For the Emerging Growth Fund, for which VWCM currently serves as investment adviser, advisory fees will remain the same as the current base rate (before the potential fulcrum fee performance adjustment).  For the Small-Cap Growth Fund, for which VWCM currently serves as investment adviser, advisory fees will decrease from the current base rate (before the potential fulcrum fee performance adjustment).  Since July 1, 2006, VWCM has been voluntarily waiving all management fees from each of these Funds in excess of 1.00% of current average net assets resulting in management fees in 2007 equal to 1.00% of current average net assets.  This voluntary fee waiver is not expected to continue under the new advisory arrangements.  The removal of this voluntary fee waiver, and the change from the present fulcrum fee (which, due to relative underperformance of these Funds, reduces the fee due to VWCM), means that the Emerging Growth Fund and Small-Cap Growth Fund would pay a higher advisory fee rate than they do currently (after waivers and performance adjustments).  Unlike the current advisory agreements for these Funds, under the new advisory agreements, VWCM would not be entitled to fee adjustments depending upon the relative performance of a Fund: thus, if the Funds continue to underperform, VWCM’s advisory fee would no longer be reduced from the base rate; conversely, if the Funds overperform and overcome previous relative underperformance, VWCM would not be entitled to an upward fulcrum fee adjustment.

Husic’s fees will be paid by VWCM out of its advisory fee.  These Funds’ expense ratios are dependent upon their asset levels and, if a Fund grows in size under new management, total expenses should decrease.  Further, if shareholders of Growth Opportunities Fund approve the reorganization of their Fund into Emerging Growth Fund, the increase in asset size could cause expenses of Emerging Growth Fund to decrease.  However, there can be no assurance that shareholders of Growth Opportunities Fund will approve this reorganization.  Also, note that this reorganization will only be implemented if Emerging Growth Fund shareholders approve the new advisory arrangements for their Fund under Proposals 1 and 2.

For the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, these Funds do not currently pay advisory fees, so the advisory fee will increase as a result of these Funds receiving the benefits of active investment management.  However, these Funds’ expenses will be limited by an agreement the Board has reached with VWCM.  Under that agreement, which will remain in effect through December 31, 2008, VWCM will waive all or a portion of its advisory fees or reimburse expenses, as necessary, in order to keep these Funds’ total annual fund operating expenses (besides certain expenses, including fees and expenses of funds in which a Fund invests) from exceeding 3.99% of the Fund’s average daily net assets.  Thus, notwithstanding the increase in advisory fees, these Funds’ expenses will be limited by this agreement.  As with the other Funds, if the Funds grow in size under new management, total expenses should decrease.

What are the other proposals?

Besides the new advisory arrangements for your Fund, you are being asked to vote on other important proposals.  Proposal 3 seeks your approval to allow your Fund to operate using a

“manager of managers” structure.  Although implementation of the structure would require SEC relief, the structure would allow your Fund or VWCM to enter into, and materially amend, subadvisory agreements WITHOUT also needing to obtain further shareholder approval.  The Board would need to approve the new or amended subadvisory agreement, but the structure would dispense with the cost and delay of obtaining further shareholder approval.  Proposal 3 has more information about this structure.

Proposal 4 seeks your approval of the election of three Directors – Jay Jacobs, Brian Dombkowski and Mary Avella.  Mr. Jacobs was appointed to the Board effective January 2008 and is considered an “interested” Director.  Mr. Dombkowski and Ms. Avella were nominated at a May 2008 Board meeting and would be considered “independent” Directors.  They would, if approved by shareholders, become Directors following the Special Meeting.  Proposal 4 has more information about Mssrs. Jacobs and Dombkowski, Ms. Avella and the current Board.

Proposal 5 seeks your approval to amend the Articles of Incorporation to change the voting requirement for significant corporate events from two-thirds (2/3) approval to a majority.  As explained in Proposal 5, the amendment would not impact the votes required under the Investment Company Act.

Proposals 6 and 7 apply only to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund.  These proposals would change these Funds’ classification from diversified Funds to non-diversified Funds and would eliminate their fundamental investment restrictions concerning diversification and industry concentration.  Husic, the proposed subadviser for these Funds, uses an investment style and portfolio construction methods that tend to concentrate on a limited number of positions.  The proposed changes are intended to provide Husic the flexibility necessary to pursue its investment style.  Proposals 6 and 7 have more information about the risks that such concentration might entail.

How does the Board recommend that I vote?

The Board of Directors, including the independent Directors, recommends that you vote “for” each proposal that applies to you.  The Board supports these proposals because they will:

•                  Provide active investment management to the previously-closed Van Wagoner Funds – the Post-Venture Fund, Technology Fund, and Mid-Cap Growth Fund;

•                  Retain a new subadviser to provide advisory services to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund;

•                  Allow new investment strategies, designed to improve performance, to be implemented for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund;

•                  Along with other ongoing initiatives, make the Funds more competitive with other fund offerings with similar objectives; and

•                  Reduce expenses if they attract new investors and asset size increases.

What happens if shareholders do not approve a proposal?

If shareholders do not approve a proposal for their Fund, the Board will consider other actions that may be taken.  This may include resubmitting the proposal to shareholders at a later date.  If the new advisory arrangements for the Small-Cap Growth Fund or Emerging Growth Fund are not approved, VWCM will continue to serve as these Funds’ investment adviser pursuant to the current advisory agreements.  If the new advisory arrangements for the Post-Venture Fund, Technology Fund or Mid-Cap Growth Fund are not approved, the Board may consider reinstating the liquidation plans for those Funds.  Please note that certain proposals are conditioned on approval of other proposals, as described in the Joint Proxy Statement.  For example, a subadvisory agreement for a Fund will only be implemented if shareholders also approve the new advisory agreement for their Fund.

Who is entitled to vote?

Shareholders of record on July [  ], 2008 are entitled to vote at the Special Meeting.

Who should I call for more information?

If you need more information, please call 1-866-207-3626.

How do I vote my shares?

You can vote your shares using any of the following options:

In Person: You may vote your shares in person at the Special Meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone.  To do so, please have your proxy card available and call the toll-free number on the proxy card (1-866-458-9856).  Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card (www.myproxyonline.com).  Follow the simple instructions found on the website.

Who is bearing the expenses related to the Special Meeting?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the Special Meeting will be paid by the Funds, allocated according to their relative net assets.

How can I obtain a copy of the annual report and semi-annual report?

You may request a copy of our most recent annual report and semi-annual report succeeding the annual report, if any, by writing to Van Wagoner Funds, Inc., P.O. Box 9682, Providence, Rhode Island 02940-9682, Attention: Corporate Secretary, or by calling 1-800-228-2121. We will furnish these copies free of charge.

VAN WAGONER FUNDS, INC.

Small-Cap Growth Fund	Post-Venture Fund
Growth Opportunities Fund	Technology Fund
Emerging Growth Fund	Mid-Cap Growth Fund

3 Embarcadero Center

Suite 1120

San Francisco, California 94111

(800) 228-2121

Notice of Special Meeting of Shareholders

To Be Held August [  ], 2008

To Van Wagoner Funds Shareholders:

We invite you to attend a special meeting (the “Special Meeting”) of shareholders of the Small-Cap Growth Fund, Growth Opportunities Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund (each, a “Fund” and collectively the “Funds”), portfolios of Van Wagoner Funds, Inc. (the “Company”).  The Special Meeting will be held at the offices of Van Wagoner Capital Management, Inc. at 3 Embarcadero Center, Suite 1120, San Francisco California 94111, on August [  ], 2008, at 10:00 a.m., local time.

The purpose of the Special Meeting is to ask you to consider the following proposals:

1.

To approve new investment advisory agreements for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund with Van Wagoner Capital Management, Inc. (“VWCM”) (to be voted upon separately by each Fund’s shareholders)

2.

To approve new investment subadvisory agreements for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund with Husic Capital Management (“Husic”) (to be voted upon separately by each Fund’s shareholders)

3.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for the Funds that would allow VWCM and the Funds to enter into and materially amend subadvisory agreements for a Fund without obtaining shareholder approval (to be voted upon separately by each Fund’s shareholders)

4.	To approve three new members of the Board of Directors (to be voted upon by all Funds’ shareholders collectively)

5.	To approve an amendment to the Company’s Articles of Incorporation changing the voting requirement for significant corporate events (to be voted upon by all Funds’ shareholders collectively)

6.

To approve a change of the classification of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund from diversified to non-diversified (to be voted upon separately by these Fund’s shareholders)

7.

To approve the elimination of the fundamental investment policy on industry concentration for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund (to be voted upon separately by these Fund’s shareholders)

8.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of any Fund at the close of business on July [  ], 2008.

If you are a shareholder of the Growth Opportunities Fund, you have separately received a combined proxy statement/prospectus asking you to approve a reorganization of your Fund into the Emerging Growth Fund.  It is important that you vote on that proposal, as well as the proposals in these materials.

Whether or not you plan to attend the Special Meeting in person, please vote your shares.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions on your proxy card to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

PLEASE NOTE:  You may receive more than one proxy package if you hold shares in more than one account.  You must return separate proxy cards for separate holdings if voting by mail.  We have provided postage paid return envelopes for each, which require no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY.

By Order of the Board of Directors,
/s/ Susan Freund
President

July [ ], 2008

VAN WAGONER FUNDS, INC.

Small-Cap Growth Fund	Post-Venture Fund
Growth Opportunities Fund	Technology Fund
Emerging Growth Fund	Mid-Cap Growth Fund

3 Embarcadero Center

Suite 1120

San Francisco, California 94111

www.vanwagoner.com

Joint Proxy Statement

For the Special Meeting of Shareholders

To Be Held August [  ], 2008

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Van Wagoner Funds, Inc. (the “Company”) to be voted at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of Van Wagoner Capital Management, Inc., 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on August [  ], 2008, at 10:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth below.  The mailing of the Notice of Special Meeting, this Joint Proxy Statement and the accompanying proxy card will take place on or about July [  ], 2008.

This Joint Proxy Statement contains seven proposals, some of which apply only to shareholders of certain Funds.  The table below shows the different proposals, and which Funds need to vote on them.  As used in this Joint Proxy Statement, “VWCM” refers to Van Wagoner Capital Management, Inc. and “Husic” refers to Husic Capital Management.  Each of the proposals is discussed in detail in this Joint Proxy Statement.

Proposal	Funds Voting
1. New Advisory Agreements with VWCM	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, each voting separately

2. New Subadvisory Agreements with Husic	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, and Technology Fund, each voting separately

3. “Manager of managers” structure	All Funds, voting separately

4. New Directors	All Funds, voting together

5. Amendment to Articles of Incorporation	All Funds, voting together

6. Change of diversification classification	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, and Technology Fund, each voting separately

7. Elimination of industry concentration limitations	Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, and Technology Fund, each voting separately

If you owned shares of the Small-Cap Growth Fund, Growth Opportunities Fund, Emerging Growth Fund, Post-Venture Fund, Mid-Cap Growth Fund or Technology Fund as of the close of business on the record date of July [  ], 2008 (the “Record Date”), then you are entitled to vote.  You will be entitled to one vote per share for each share that you own on the Record Date.

On the Record Date, the number of outstanding shares of each Fund entitled to vote at the Special Meeting was as follows:

Fund	Outstanding Shares
Small-Cap Growth Fund	[ ]
Growth Opportunities Fund	[ ]
Emerging Growth Fund	[ ]
Post-Venture Fund	[ ]
Technology Fund	[ ]
Mid-Cap Growth Fund	[ ]

Total	[ ]

Exhibit A sets forth those shareholders of record who owned more than 5% of a Fund’s outstanding shares as of the Record Date.  [The Fund’s Officers and Directors, as a group, owned less than 1% of each of the Funds as of the Record Date.]

For your convenience, you may vote your shares in the following four ways.

In Person: You may vote your shares in person at the Special Meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone.  To do so, please have your proxy card available and call the toll-free number on the proxy card (1-866-458-9856).  Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card (www.myproxyonline.com).  Follow the simple instructions found on the website.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Shareholders voting via telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.  Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

Your Board, including the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, the Funds, VWCM or the subadvisers (the “Independent Directors”) recommend that you vote “FOR” each of the proposals discussed below.

OVERVIEW

After careful consideration, the Board has approved important changes impacting each of the Funds.  Many of these changes require your approval, as discussed in the proposals below.  Significantly, the Board has approved new investment advisory agreements with VWCM for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, and new subadvisory agreements for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund.  Information about VWCM and Husic (the subadviser) appears in Proposal 1 and 2.  If new advisory arrangements are approved by shareholders of a Fund, the Fund’s name and its investment program would change, as outlined in Exhibit B.  The new investment programs would only be implemented if shareholders approve the new advisory arrangements for their Fund appearing in Proposal 1 and 2, as applicable.

The Board supports these Proposals and asks for your support.  The Board believes these Proposals will:

•	Provide active investment management to the previously-closed Van Wagoner Funds – the Post-Venture Fund, Technology Fund, and Mid-Cap Growth Fund;
•	Retain a new subadviser to provide advisory services to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund;
•	Allow new investment strategies, designed to improve performance, to be implemented for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund;
•	Along with other ongoing initiatives, make the Funds more competitive with other fund offerings with similar objectives; and
•	Reduce expenses if they attract new investors and asset size increases.

PROPOSAL 1 – APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

(this Proposal applies to shareholders of Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, voting separately)

Shareholders of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, voting separately, are being asked to approve a new Investment Advisory Agreement for their Fund (the “New Advisory Agreement”) with Van Wagoner Capital Management, Inc.  VWCM currently serves as the investment adviser for the Small-Cap Growth Fund and Emerging Growth Fund.  The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not currently have an investment adviser; rather these Funds’ investment programs are overseen by the Company’s Officers and Board without compensation.  VWCM previously served as these Funds’ investment adviser, but terminated its investment advisory agreements with these Funds effective April 30, 2003.

In Proposal 2, shareholders are being asked to approve new subadvisory agreements for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund.  The Mid-Cap Growth Fund would not have a subadviser.

Under the New Advisory Agreement for the Mid-Cap Growth Fund, VWCM would supervise and manage the Fund, oversee administration and make day-to-day investment decisions for the Fund, subject to policies set by the Board.  Under the New Advisory Agreements for the other Funds, VWCM would be responsible for overseeing Husic as the Funds’ subadviser, recommending the selection of subadvisers to the Board, evaluating the performance of the subadviser, monitoring changes at the subadviser’s organization, overseeing the operational aspects of the Funds, and coordinating with the subadviser with respect to diversification and other compliance responsibilities.  Husic (or any future subadviser) would be responsible for implementing a Fund’s strategies, selecting individual securities and selecting brokers and dealers to execute transactions for the Fund.

Although VWCM will no longer be responsible for the day-to-day investment management decisions for the Small-Cap Growth Fund or Emerging Growth Fund, VWCM intends to continue to provide substantially the same operational and administrative services it currently provides to these Funds under the current Investment Advisory Agreement.  For the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, the operational and administrative services to be provided by VWCM would be new.

VWCM would be responsible for paying Husic (or any future subadviser) out of the investment advisory fee it earns from a Fund.  For the Small-Cap Growth Fund and Emerging Growth Fund, VWCM would earn a flat advisory fee, described below, which would not be subject to upward or downward adjustment based on a Fund’s performance (as is currently the case).  The proposed flat fee would be the same as the current base fee rate (before any fulcrum fee performance adjustments) for Emerging Growth Fund, and lower than the current base fee rate (before any fulcrum fee performance adjustments) for Small-Cap Growth Fund.  Since July 1, 2006, VWCM has been voluntarily waiving all management fees from each of these Funds in excess of 1.00% of current average net assets resulting in management fees in 2007 equal to 1.00% of current average net assets. This voluntary fee waiver is not expected to continue under the new advisory arrangements. The removal of this voluntary fee waiver, and the change from the present fulcrum fee (which, due to relative underperformance of these Funds, reduces the fee due to VWCM), means that the Emerging Growth Fund and Small-Cap Growth Fund would pay a higher advisory fee rate than they do currently (after waivers and performance adjustments). Unlike the current advisory agreements for these Funds, under the new advisory agreements, VWCM would not be entitled to fee adjustments depending upon the relative performance of a Fund: thus, if the Funds continue to underperform, VWCM’s advisory fee would no longer be reduced from the base rate; conversely, if the Funds overperform and overcome previous relative underperformance, VWCM would not be entitled to an upward fulcrum fee adjustment.

For the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, which do not presently pay advisory fees, the advisory fee would be new.  However, for these Funds, VWCM has agreed to waive all or a portion of any advisory fees it may earn from a Fund or to reimburse expenses, as necessary, in order to limit these Funds’ expenses.

The tables below show, by Fund, the Annual Fund Operating Expenses estimated as of December 31, 2007 under a Fund’s current advisory arrangements, and estimated, pro forma, Annual Fund Operating Expenses if the New Advisory Agreement is approved.  Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.  You should note that a Fund’s operating expense ratio depends, to a large degree, on total Fund assets.  Since December 31, 2007, the Funds’ assets have generally decreased, in some cases materially, resulting in a higher expense ratios than shown below.  If a Fund’s assets continue to decrease under the New Advisory Agreement, the Fund’s expense ratio (shown under Total Annual Fund Operating Expenses) may be higher than that shown below, although the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund expenses are subject to VWCM’s expense limit, described below, through December 31, 2008.  The below tables also do not reflect expenses related to the shareholder meetings borne by the Funds which, if included, would also increase the expense ratios, subject to VWCM’s expense limit in the case of three Funds.

Each table is followed by examples showing the cost of investing in the Fund based on the current advisory arrangements and under the estimated, pro forma, arrangements.  The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Small-Cap Growth Fund

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Current		Pro Forma*
Management Fees	1.88	%(1)	1.15%
Distribution (12b-1) Fees(2)	0.25%		0.25%
Other Expenses	4.65%		4.65%
Total Annual Fund Operating Expenses	6.78	%(3)	6.05%

*

Due to decreases in Fund assets since the end of the 2007 fiscal year, “Other Expenses” and “Total Annual Fund Operating Expenses” have increased materially since such period and will continue to increase if Fund asset levels further decrease. Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting.

(1)

The Management Fees paid to VWCM for providing services to the Fund consist of a basic annual fee rate of 1.25% of the Fund’s average net assets over a rolling performance period plus or minus a performance adjustment. For purposes of the above table, Management Fees paid to VWCM are expressed as a percentage of the Fund’s average net assets during 2007, not the average net assets over the rolling performance period. During this period, the performance adjustment was negative. Notwithstanding the negative performance, the Management Fees for purposes of the above table exceeded 1.25% because the Fund’s average net assets during the performance period exceeded the Fund’s average net assets during this period. Effective July 1, 2006, VWCM voluntarily waived all management fees in excess of 1.00% of current average net assets resulting in management fees during this period equal to 1.00% of current average net assets.

(2)	The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.
(3)

As a result of VWCM’s voluntary waiver of management fees, Total Annual Fund Operating Expenses were reduced. In addition, one or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than VWCM) who provide services to the Fund. Such payments would have the effect of reducing Total Annual Fund Operating Expenses. These arrangements, however, may decrease the number of brokers through which the Fund executes transactions. Total Annual Fund Operating Expenses during 2007 after giving effect to VWCM’s voluntary fee waiver and broker payments were 5.38%. This voluntary fee waiver and the broker payments are not expected to continue under the New Advisory Agreement.

Example:  Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:

1 Year: $672	3 Years: $1,980	5 Years: $3,242	10 Years: $6,206

Pro forma
1 Year: $602	3 Years: $1,787	5 Years: $2,947	10 Years: $5,742

Emerging Growth Fund

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Current		Pro Forma*
Management Fees	1.85	%(1)	1.25%
Distribution (12b-1) Fees(2)	0.25%		0.25%
Other Expenses	3.78%		3.78%
Total Annual Fund Operating Expenses	5.88	%(3)	5.28%

*

Due to decreases in Fund assets since the end of the 2007 fiscal year, “Other Expenses” and “Total Annual Fund Operating Expenses” have increased materially since such period and will continue to increase if Fund asset levels further decrease. Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting. If shareholders of Growth Opportunities Fund approve the reorganization of their fund into the Fund, the expense ratio is expected to be lower than shown above, although there is no assurance that this reorganization will be approved.

(1)

The Management Fees paid to VWCM for providing services to the Fund consist of a basic annual fee rate of 1.25% of the Fund’s average net assets over a rolling performance period plus or minus a performance adjustment. For purposes of the above table, Management Fees paid to VWCM are expressed as a percentage of the Fund’s average net assets during 2007, not the average net assets over the rolling performance period. During this period, the performance adjustment was negative. Notwithstanding the negative performance, the Management Fees for purposes of the above table exceeded 1.25% because the Fund’s average net assets during the performance period exceeded the Fund’s average net assets during this period. Effective July 1, 2006, VWCM voluntarily waived all management fees in excess of 1.00% of current average net assets resulting in management fees during this period equal to 1.00% of current average net assets.

(2)	The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.
(3)

As a result of VWCM’s voluntary waiver of management fees, Total Annual Fund Operating Expenses were reduced. In addition, one or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than VWCM) who provide services to the Fund. Such payments would have the effect of reducing Total Annual Fund Operating Expenses. These arrangements, however, may decrease the number of brokers through which the Fund executes transactions. Total Annual Fund Operating Expenses during 2007 after giving effect to VWCM’s voluntary fee waiver and broker payments were 4.76%. This voluntary fee waiver and the broker payments are not expected to continue under the New Advisory Agreement.

Example:  Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $585	3 Years: $1,741	5 Years: $2,876	10 Years: $5,628

Pro forma
1 Year: $527	3 Years: $1,577	5 Years: $2,622	10 Years: $5,207

Post-Venture Fund

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Current		Pro Forma*
Management Fees	0.00	%(1)	1.10%
Distribution (12b-1) Fees(2)	0.15%		0.25%
Other Expenses	12.32%		12.60%**
Total Annual Fund Operating Expenses	12.47%		13.95%
Waiver/ Expense Reimbursement	n/a		(9.96)%
Net Annual Fund Operating Expenses(3)	12.47%		3.99%

*

Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting. If Fund assets decrease from December 31, 2007 levels, the Fund’s pro forma expense ratio will be higher than shown above.

**	Pro forma “Other Expenses” includes provision of additional expenses expected to be incurred by the Fund as a result of its opening for new investment on April 11, 2008.
(1)	The Officers and Board currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.
(2)	The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.
(3)

VWCM has agreed to waive all or a portion of any advisory fees it may earn from the Fund (under the New Advisory Agreement, if approved by shareholders), or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 3.99% of the Fund’s average daily net assets. The expense limit agreement will remain in effect through December 31, 2008.

Example:  Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $1,200	3 Years: $3,339	5 Years: $5,170	10 Years: $8,677

Pro forma
1 Year: $401	3 Years: $2,973	5 Years: $5,104	10 Years: $8,973

Technology Fund

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Current		Pro Forma*
Management Fees	0.00	%(1)	1.25%
Distribution (12b-1) Fees(2)	0.15%		0.25%
Other Expenses	13.13%		13.43%**
Total Annual Fund Operating Expenses	13.28%		14.93%
Waiver/ Expense Reimbursement	n/a		(10.94)%
Net Annual Fund Operating Expenses(3)	13.28%		3.99%

*

Due to decreases in Fund assets since the end of the 2007 fiscal year, “Other Expenses” and “Total Annual Fund Operating Expenses” have increased since such period and will continue to increase if Fund asset levels further decrease. Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting.

**	Pro forma “Other Expenses” includes provision of additional expenses expected to be incurred by the Fund as a result of its opening for new investment on April 11, 2008.
(1)	The Officers and Board currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.
(2)	The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.
(3)

VWCM has agreed to waive all or a portion of any advisory fees it may earn from the Fund (under the New Advisory Agreement, if approved by shareholders), or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 3.99% of the Fund’s average daily net assets. The expense limit agreement will remain in effect through December 31, 2008.

Example:  Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current: 1 Year: $1,273	3 Years: $3,512	5 Years: $5,395	10 Years: $8,897

Pro forma 1 Year: $401	3 Years: $3,125	5 Years: $5,335	10 Years: $9,203

Mid-Cap Growth Fund

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Current		Pro Forma*
Management Fees	0.00	%(1)	0.50%
Distribution (12b-1) Fees(2)	0.15%		0.25%
Other Expenses	16.87%		17.40%**
Acquired Fund Fees and Expenses(3)	n/a		2.50%
Total Annual Fund Operating Expenses	17.02%		20.65%
Waiver/ Expense Reimbursement	n/a		(14.16)%
Net Annual Fund Operating Expenses(4)	17.02%		6.49%

*

Due to decreases in Fund assets since the end of the 2007 fiscal year, “Other Expenses” and “Total Annual Fund Operating Expenses” have increased since such period and will continue to increase if Fund asset levels further decrease. Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting.

**	Pro forma “Other Expenses” includes provision of additional expenses expected to be incurred by the Fund as a result of its opening for new investment on April 11, 2008.
(1)	The Officers and Board currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.
(2)	The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.
(3)	“Acquired Fund Fees and Expenses” are estimated fees and expenses charged by the funds in which the Fund, under its new investment program as a “fund of funds,” would invest.
(4)

VWCM has agreed to waive all or a portion of any advisory fees it may earn from the Fund (under the New Advisory Agreement, if approved by shareholders), or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 3.99% of the Fund’s average daily net assets. The expense limit agreement will remain in effect through December 31, 2008.

Example:  Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current: 1 Year: $1,600	3 Years: $4,245	5 Years: $6,293	10 Years: $9,611

Pro forma 1 Year: $644	3 Years: $4,101	5 Years: $6,560	10 Years: $10,036

The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not presently have advisory agreements.  The Investment Advisory Agreements for the Small-Cap Growth Fund and Emerging Growth Fund became effective on September 1, 2003.  The agreements were last submitted to shareholders in 2003 in order to approve the current fulcrum performance fee payable under the agreements

The New Advisory Agreements were unanimously approved by the Board, including all of the Independent Directors, at meetings held in December 2007.  A copy of the proposed New Advisory Agreement appears at Exhibit C.  More information about the New Advisory Agreement, including how certain provisions compare to the current agreements, appears below.

About Van Wagoner Capital Management, Inc.

VWCM was organized on October 24, 1995, and currently supervises and manages the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund, overseeing administration and making day-to-day investment decisions subject to policies set by the Board.  Garrett Van Wagoner is the founder and President of VWCM and currently owns all of its outstanding common stock.  As such, he controls VWCM.  VWCM is located at Three Embarcadero Center, Suite 1120, San Francisco, California 94111.

If the New Advisory Agreements are approved, it is expected that, concurrent with the execution of those agreements, Jay Jacobs, currently a member of the Board, would acquire an interest greater than 25% in VWCM.  As such, he would also be a controlling person of VWCM.  The Board recognized and approved Mr. Jacobs’ potential acquisition of a controlling interest in VWCM when determining to submit the New Advisory Agreements for shareholder approval.

VWCM does not serve as the investment adviser to any registered investment companies other than those Funds noted above.  Other than under the current Investment Advisory Agreement or the proposed New Advisory Agreements, VWCM does not provide other services to the Funds.  Also, VWCM does not have any affiliates that provide, or would provide, services to the Funds.

Portfolio Managers

If the New Advisory Agreements are approved, Mr. Van Wagoner and Mr. Jacobs would be responsible for overseeing Husic (and any future subadviser).  Please see Proposal 2 for information about the portfolio manager at Husic who would be responsible for the day-to-day management of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund.

If the New Advisory Agreement for the Mid-Cap Growth Fund is approved, Mr. Jacobs would be responsible for the day-to-day management of that Fund.  Prior to his employment at VWCM, Mr. Jacobs was the Founder and Portfolio Manager for Crossover Venture Partners, a private managed long/short equity fund.  Mr. Jacobs was a Founding Partner of Thomas Weisel Partners, starting with the firm in 1998 in Institutional Equity Sales and moving through the firm to his final position as Director for Thomas Weisel Asset Management working as a portfolio manager and a manager overseeing alternative and traditional investment strategies.  From 1986 to 1998, he was a Founding Partner and Director of Sales with Wessels, Arnold and Henderson in Minneapolis, Minnesota.

Terms of the New Advisory Agreements

The following summary of the New Advisory Agreement is qualified in its entirety by reference to the copy attached as Exhibit C.

Advisory Services.  VWCM will, subject to and in accordance with the investment objective and policies of a Fund and any directions which the Board may issue to VWCM, have overall responsibility for the general management and investment of the assets and securities portfolios of the Fund.  VWCM may delegate its investment responsibilities with respect to a Fund, or segments of a Fund, to one or more persons or companies, who will have full investment discretion for the Fund and make all determinations with respect to the investment of the Fund’s assets assigned to the delegated person or company and the purchase and sale of portfolio securities with those assets, and any steps necessary to implement its decision.  VWCM will not be responsible or liable for the investment merits of any decision by a delegated person or company to purchase, hold or sell a security for a Fund’s portfolio.

VWCM will develop overall investment programs and strategies for a Fund, or segments of a Fund, revise such programs as necessary, and monitor and report periodically to the Board concerning the implementation of the programs.  VWCM will also research and evaluate subadvisers and advise the Board of the subadvisers that it believes are best-suited to invest the assets of a Fund; monitor and evaluate the investment performance of the subadviser; determine the portion of a Fund’s assets to be managed by the subadviser; recommend changes or additions of subadvisers when appropriate; and coordinate the investment activities of the subadvisers.

Currently, under the investment advisory agreements for the Small-Cap Growth Fund and Emerging Growth Fund, VWCM is responsible for the day-to-day management of these Funds.  Under the New Advisory Agreement for the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Funds, VWCM would be primarily responsible for the oversight of Husic, as the Fund’s subadviser.  For the Mid-Cap Growth Fund, VWCM would have day-to-day portfolio management responsibility.

Liability.  VWCM’s liability under the current investment advisory agreements is substantially similar as it would be under the New Advisory Agreement.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement on the part of VWCM, VWCM will not be subject to liability to a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.

Compensation.

The New Advisory Agreement provides for compensation to VWCM at the annual rates set forth in the table below.  These rates are based on the average daily net assets of a Fund, and are paid monthly, as determined by valuations made as of the close of each business day of the month.  The table below also shows the Funds’ current advisory fee rates.

Fund	Proposed Fee Rate	Current Fee Rate
Small-Cap Growth Fund	1.15%	1.25	%*
Emerging Growth Fund	1.25%	1.25	%*
Post-Venture Fund	1.10%	0	%**
Technology Fund	1.25%	0	%**
Mid-Cap Growth Fund	0.50%	0	%**

*  Under the terms of the current advisory agreement, VWCM is compensated at a basic fee of 1.25% of a Fund’s average daily net assets.  The basic fee rate may be adjusted upward or downward, depending on whether and to what extent the investment performance of a Fund for the relevant benchmark performance period exceeds or is exceeded by the performance of the Fund’s benchmark over the same period.  The performance period for a Fund consists of the prior thirty-six (36) calendar months, and is also referred to as a rolling 36-month period.  Each 0.10% difference between a Fund’s performance and the performance of the benchmark is multiplied by a performance adjustment of 0.025%, up to a maximum adjustment of 0.25% (as an annual rate).  The effective fee rate for the fiscal year ended December 31, 2007 was 1.88% for Small-Cap Growth Fund and 1.85% for Emerging Growth Fund.

Since July 1, 2006, VWCM has been voluntarily waiving all management fees from each of these Funds in excess of 1.00% of current average net assets resulting in management fees in 2007 equal to 1.00% of current average net assets. This voluntary fee waiver is not expected to continue under the new advisory arrangements. The removal of this voluntary fee waiver, and the change from the present fulcrum fee (which, due to relative underperformance of these Funds, reduces the fee due to VWCM), means that the Emerging Growth Fund and Small-Cap Growth Fund would pay a higher advisory fee rate than they do currently (after waivers and performance adjustments). Unlike the current advisory agreements for these Funds, under the new advisory agreements, VWCM would not be entitled to fee adjustments depending upon the relative performance of a Fund: thus, if the Funds continue to underperform, VWCM’s advisory fee would no longer be reduced from the base rate; conversely, if the Funds overperform and overcome previous relative underperformance, VWCM would not be entitled to an upward fulcrum fee adjustment.

**  These Funds currently invest primarily in high quality short-term money market funds or instruments and will continue to do so until shareholders approve the New Advisory Agreement.  The Fund’s Officers and Board currently oversee these Funds’ investment programs, without compensation.

The table below shows the aggregate fee earned by VWCM (before waivers) for the fiscal year ended December 31, 2007, the amount VWCM would have received for the last fiscal year if the proposed fees had been in effect, and the difference between these amounts.

Fund	Fees Earned	Fees That Would Have Been Earned	Percentage Change (Decrease)
Small-Cap Growth Fund	$189,723	$116,345	(38.68)%
Emerging Growth Fund	$524,895	$353,999	(32.56)%
Post-Venture Fund	$0	$20,174	*
Technology Fund	$0	$21,145	*
Mid-Cap Growth Fund	$0	$4,740	*

*  VWCM did not earn any fees from these Funds in 2007.

Expenses.  VWCM will not be required to pay any expenses of the Fund.  VWCM would be responsible for Husic’s fees.

Termination.  The New Advisory Agreement of a Fund may be terminated at any time, without the payment of any penalty, by the Board or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, upon giving sixty (60) days’ written notice to VWCM.  The New Advisory Agreement may be terminated by VWCM at any time upon the giving of sixty (60) days’ written notice to the Company.  The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).  Subject to prior termination, the New Advisory Agreement will continue in effect for two (2) years from the date it is executed and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board or by the vote of the majority of the outstanding voting securities of the Company, as defined in the 1940 Act, and (ii) the Board in the manner required by the 1940 Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

Factors Considered By the Board

The New Advisory Agreements were discussed and considered at a meeting of the Board held on December 17, 2008, which all of the Directors, including all of the Independent Directors, attended in person.  The Directors and VWCM discussed, generally, options available to restructure the Funds’ advisory arrangements at prior meetings and in between formal meetings.  The Directors, including the Independent Directors, reviewed extensive materials prepared in advance of the December 17, 2007 meeting, including materials showing the standards to be used by the Independent Directors in reaching their decisions about the New Advisory Agreements.  The Independent Directors discussed the materials, which included financial, statistical and other information, with VWCM and Husic who responded to questions about the proposed new advisory arrangements and the allocation of responsibilities between the parties.  VWCM discussed the process through which it selected Husic for recommendation.  VWCM also presented additional information about its proposed management of the Mid-Cap Growth Fund at a meeting held on December 21, 2007.  When considering Husic as subadviser to the Emerging Growth Fund and Technology Fund at a May 9, 2008 meeting and Husic as subadviser to the Small-Cap Growth Fund at a June 13, 2008 meeting, the Independent Directors further discussed the allocation of responsibilities between the parties and the basis of VWCM’s recommendations of Husic as those Funds’ subadviser.

The Independent Directors considered a variety of factors.  Their individual determinations were made on the basis of each Director’s business judgment after consideration of all the information presented.  Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

In approving the New Advisory Agreements for each Fund, the Directors considered and evaluated, among other things, the following factors:  (1) the nature, quality and extent of services to be provided by VWCM; (2) hypothetical performance of a portfolio of mutual funds assembled by VWCM; (3) the proposed management fees and expected total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

The Directors concluded that, with respect to each Fund, VWCM would be providing services comparable to those provided by investment advisers generally, and that with respect to each Fund the nature and extent of the services provided by VWCM were appropriate given the applicable investment objective and strategy.  The Directors concluded that VWCM had demonstrated its ability to select a qualified portfolio manager and had demonstrated its ability to construct a portfolio of mutual funds that had the potential to outperform the market.  The Directors concluded that the proposed management fees and expected total operating expenses of each Fund were higher than those of a peer group of mutual funds but believed the higher fees and expenses were warranted because of the expected performance of the Funds.  The Directors concluded that it was unlikely that any of the Funds would grow sufficiently in the first couple of years to yield significant economies of scale to VWCM, but that this factor would be monitored and taken into consideration on an annual basis.  The Directors concluded that it was unlikely that any of the Funds would grow to a sufficient size in the first couple of years for VWCM to realize more than a reasonable profit from the investment advisory arrangements, but that VWCM’s profitability would be reviewed on an annual basis.

Certain of these factors are discussed in greater detail below.

In considering the nature and extent of services to be provided by VWCM to the four Funds with a new subadviser, the Directors recognized that VWCM intends to continue to provide substantially the same operational and administrative services it currently provides under its current investment advisory agreements.  The Directors considered how the reallocation of day-to-day investment management responsibilities would impact VWCM’s personnel and its business, and VWCM’s representation that its delivery of services to the Funds would not be impacted.  Finally, the Board considered VWCM’s ability to effectively oversee the subadviser and coordinate compliance responsibilities for the Funds.

In reviewing performance information, the Board considered extensive composite information presented by the subadviser for private accounts with substantially similar objectives, policies, strategies and risks to those it would use for the Funds.  The Board also considered and reviewed hypothetical performance information for a portfolio of mutual funds that would be used by the Mid-Cap Growth Fund and discussed with VWCM its portfolio construction methods and performance expectations for that Fund.

In connection with its annual review of VWCM’s current investment advisory agreements at the same meeting, the Board received information about VWCM’s profitability and the extent that economies of scale could be realized as the Funds grew in size.  The Directors recognized that estimates of such information under the new advisory arrangements would depend on numerous factors and assumptions, and determined to monitor these factors in connection with subsequent renewals of the New Advisory Agreement.  The Directors recognized that VWCM would pay a portion of its advisory fees to the subadviser, and also noted that VWCM had contractually agreed to implement an expense limit for certain of the Funds as described above.  The Directors recognized that VWCM had voluntarily waived fees in the past and had made efforts to reduce the Funds’ expenses.

Finally, the Directors recognized certain “fall out” benefits that VWCM may receive under the New Advisory Agreements.  VWCM would not provide services to the Funds other than under the New Advisory Agreement (except that if shareholders of the Growth Opportunities Fund do not approve the reorganization of their Fund, VWCM would continue as that Fund’s investment adviser), but the Board recognized that VWCM could receive positive reputational benefits from its association with the Funds if the Funds are successful.

Overall, the Directors and the Independent Directors concluded that the New Advisory Agreements were fair and reasonable.  In connection with the determination to submit other proposals to shareholders, the Directors determined to submit the New Advisory Agreements to shareholders for their approval at a meeting held on May 9, 2008.

If approved by shareholders of a Fund, the New Advisory Agreement would take effect as soon as practicable following such approval.

If shareholders of a Fund do not approve this Proposal 1, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future or whether to liquidate a Fund.

Required Vote

The Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund will each vote on the New Advisory Agreement separately.  Approval of the New Advisory Agreement for one Fund is not conditioned on any other Fund also approving the New Advisory Agreement.  Approval of this Proposal 1 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act.  A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 – APPROVAL OF A NEW SUBADVISORY AGREEMENT

(this Proposal applies only to shareholders of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund; each will consider this Proposal separately)

In Proposal 1, shareholders are being asked to approve a New Advisory Agreement with VWCM.  In this Proposal 2, shareholders of four Funds – Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund – are being asked to approve a new subadvisory agreement for their Fund.  Each Fund will vote separately.  This Proposal 2 for a Fund will only take effect if shareholders also approve Proposal 1 for their Fund.

As noted in Proposal 1, under the New Advisory Agreement, VWCM would be responsible for overseeing a Fund’s subadviser and other matters, but would not be responsible for the day-to-day investment decisions for a Fund.  Husic would have this responsibility and would be responsible for implementing a Fund’s strategies, selecting individual securities and selecting brokers and dealers to execute transactions for their advised-Fund.  Husic’s fees would be paid by VWCM, and thus would not impact a Fund’s advisory fees.

Information about Husic appears below, including a description of the subadvisory agreements, information about Husic and Frank J. Husic who (if the proposal is approved) would serve as the Funds’ portfolio manager, information about Husic’s (not the Funds’) prior performance records and other relevant information to help you decide whether to approve the subadvisory agreement for your Fund.  Following this discussion is a discussion of the factors considered by the Board in evaluating and ultimately approving and recommending that you approve Husic as subadviser of your Fund.

Information About Husic

Husic Capital Management, located at One Front Street, 36th Floor, San Francisco, California 94111, would, if approved by shareholders, provide investment subadvisory services to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund, subject to the supervision of VWCM and the Board.  Husic is a California limited partnership formed in 1986 specializing in a growth equity style for many institutional and high-net worth clients.  Husic actively manages small-, mid-, large- and all-cap portfolios, as well as market-neutral, classic hedge and concentrated growth portfolios.  The Husic investment team is headed by Frank Husic.  Husic’s general partner is Frank J. Husic & Company, a California corporation.  Mr. Husic is Husic’s sole limited partner, and also controls Frank J. Husic & Company.

Mr. Husic is the Portfolio Manager who would be responsible for providing investment services to the Funds subadvised by Husic.

Frank J. Husic

Managing Partner and Chief Investment Officer

Frank J. Husic formed Husic in 1986 and has 35 years of industry experience.  As Managing Partner and Chief Investment Officer, he oversees all investment activities for the firm.  Previously, Mr. Husic was Senior Vice President and Director of Alliance Capital Management.

He was also President and Portfolio Manager of the Alliance Technology Fund and the Alliance International Technology Fund.  Mr. Husic earned a B.S. in Mathematics from Youngstown State University, a M.S. in Industrial Administration from Carnegie-Mellon University and a M.A. in Economics from the University of Pennsylvania.

Terms of the Subadvisory Agreement

The following summary of the Subadvisory Agreement between VWCM and Husic with respect to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund (the “Subadvisory Agreement”) is qualified in its entirety by reference to the copy attached as Exhibit D.

Subadvisory Services.  Under the Subadvisory Agreement, Husic would be employed and authorized to select portfolio securities for investment by a Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions, and such operational procedures as may be agreed to from time to time by Husic and the Company or VWCM.  In providing portfolio management services to the Fund, Husic is subject to the investment restrictions set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to Husic, the investment objectives, policies and restrictions of the Fund, the provisions of the Subadvisory Agreement and instructions from VWCM.  Husic will also maintain on behalf of the Fund certain records.

Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of Husic, Husic will not be liable for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.

Compensation.  For its services for a Fund, VWCM will pay Husic a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rates set forth below.

Fund	Proposed Subadvisory Fee
Small-Cap Growth Fund	0.50% of net assets above $5 million*
Emerging Growth Fund	0.60% of net assets above $10 million*
Post-Venture Fund	0.60%
Technology Fund	0.50%

*  Husic may voluntarily waive certain of its fees.  The threshold net asset level is intended to approximate the net assets of the Fund upon Husic’s commencement of services.

Husic will not receive fees from any Fund until shareholders approve the Subadvisory Agreement for their Fund.  If Husic had served as subadviser to the Small-Cap Growth Fund for the fiscal year ended December 31, 2007, it would have received from VWCM $25,585 for providing investment advice to that Fund.  If Husic had served as subadviser to the Emerging Growth Fund for the fiscal year ended December 31, 2007, it would have received from VWCM

$109,919 for providing investment advice to that Fund.  If Husic had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2007, it would have received from VWCM $11,004 for providing investment advice to that Fund.  If Husic had served as subadviser to the Technology Fund for the fiscal year ended December 31, 2007, it would have received from VWCM $8,458 for providing investment advice to that Fund.

Expenses.  Husic is responsible for its own expenses under the Subadvisory Agreement.

Termination.  The Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by any party immediately upon written notice to the others in the event of a breach of any provision by the notified party, or otherwise, upon sixty (60) days’ written notice to the other parties.  The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).  Subject to prior termination, the Subadvisory Agreement will continue in effect for an initial period of two years and indefinitely thereafter, but only so long as the continuance after the initial period is specifically approved annually by the Board of the Company in the manner required by the 1940 Act.

Husic Performance Information

The following tables contain certain performance information for composites managed by Husic.  The composites consist of all discretionary, fee-paying accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those that Husic would, if approved by shareholders, use for the Small-Cap Growth Fund (the “Classic Growth Strategy”), Emerging Growth Fund (the “Small-Cap Growth Strategy”), the Post-Venture Fund (the “Large Cap Growth Strategy”) and the Technology Fund (the “Concentrated Growth Strategy”).  Please see the footnotes to the tables below for more information about the selection criteria used for each composite.  The annual return data are presented for each calendar year since the inception of the composite (January 1, 1989 for the Classic Growth Strategy, January 1, 1989 for the Small-Cap Growth Strategy, January 1, 2000 for the Large Cap Growth Strategy and October 1, 1999 for the Concentrated Growth Strategy), as well as year-to-date information through March 31, 2008.  Average annual total returns are presented for the one-, three-, and five-year periods ended March 31, 2008 and since inception for each composite.

The performance information is limited and may not reflect performance in all economic cycles.  The private accounts in the composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the Funds, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the composites.

The composite performance information below is presented:  (i) reflecting deduction (“net”) of representative management fees, as described in the footnotes to the tables, and (ii) before (“gross” of) advisory fees, custody charges, withholding taxes and other indirect expenses that may be applicable to the Funds, but after commissions and trading expenses.  The representative management fees shown below are those of the accounts in the applicable composite and are not the same as the Funds’ expenses.  It is expected that the Funds’ expenses would be higher than the representative fees shown below; if the table below reflected expenses of the Funds, performance would be lower.

This performance information is not the historical performance of the Small-Cap Growth Fund, the Emerging Growth Fund, the Post-Venture Fund or the Technology Fund.  Past performance is no guarantee of future results, and the past performance of Husic’s composites is not indicative of the future performance of the Funds.

Husic Classic Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	10-Years	Inception (1)
HCM Classic Growth Composite - Net	5.1	13.3	22.8	5.8	11.3
HCM Classic Growth Composite - Gross	5.7	13.9	23.5	6.3	11.9
Russell 3000® Growth Index	-1.5	6.3	10.3	1.3	9.6

(1) Since inception: 1/1/89

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
HCM Classic Growth Composite - Net	22.0	8.2	22.4	3.3	87.5	-36.3	-31.7	-25.3	66.7	31.6
HCM Classic Growth Composite - Gross	22.7	8.8	23.0	3.9	88.4	-35.9	-31.4	-25.0	67.3	32.1
Russell 3000® Growth Index	11.4	9.5	5.2	6.9	31.0	-28.0	-19.6	-22.4	33.8	35.0

For the three-month period ended March 31, 2008, returns were:

HCM Classic Growth Composite – Net	-10.3%
HCM Classic Growth Composite – Gross	-10.1%
Russell 3000® Growth Index	-10.4%

Sources:  Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation –The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite.  The Composite was created on January 1, 2000.  The returns are presented for the performance periods from January 1, 1989 (inception of Composite) through March 31, 2008 and are outlined in the notes below.  Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all tax-exempt portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 3000® Growth Index.  This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns.  The minimum account size required to be included in the Composite is $5 million.  As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $277.5 million, which represent 57.9% of Husic’s total assets under management.  Eligible new portfolios are generally added to the Composite at the end of the first calendar month that the account is managed.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly.  Securities are valued at fair market value.  Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities.  Composite performance results include the reinvestment of dividends and interest.  For the historical time period from January 1, 1989 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account’s monthly return by its beginning market value as a percent of the total Composite beginning market value.  Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio.  Annual returns are calculated by geometrically linking the monthly returns.  Annualized returns are the geometric average of the corresponding time period’s cumulative return.  Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below.  All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The benchmark is provided for comparative purposes only.  Index returns assume reinvestment of dividends and do not have fees deducted.  It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed.  For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

Husic Small-Cap Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	10-Years	Inception (1)
HCM Small-Cap Growth Composite - Net	2.3	14.5	24.5	10.1	12.9
HCM Small-Cap Growth Composite - Gross	3.2	15.5	25.5	11.0	13.7
Russell 2000® Growth Index	-8.9	5.7	14.2	1.8	7.4

(1) Since inception: 1/1/89

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
HCM Small Cap Growth Composite - Net	14.9	23.2	18.2	3.3	85.7	-38.9	-19.4	-20.2	96.9	28.8
HCM Small Cap Growth Composite - Gross	15.9	24.2	19.2	4.0	87.1	-38.6	-18.8	-19.6	98.3	29.5
Russell 2000® Growth Index	7.1	13.4	4.2	14.3	48.5	-30.3	-9.2	-22.4	43.1	1.2

For the three-month period ended March 31, 2008, returns were:

HCM Small-Cap Growth Composite – Net	-8.7%
HCM Small-Cap Growth Composite – Gross	-8.5%
Russell 2000® Growth Index	-12.8%

Sources:  Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation – The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite.  The Composite was created on January 1, 2000.  The returns are presented for the performance periods from January 1, 1989 (inception of Composite) through March 31, 2008 and are outlined in the notes below.  Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all tax-exempt portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 2000® Growth Index.  This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns.  The minimum account size required to be included in the Composite is $5 million.  As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $34.3 million, which represent 7.2% of Husic’s total assets under management.  Eligible new portfolios are generally added to the Composite at the end of the first calendar month that the account is managed.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly.  Securities are valued at fair market value.  Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities.  Composite performance results include the reinvestment of dividends and interest.  For the historical time period from January 1, 1989 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account’s monthly return by its beginning market value as a percent of the total Composite beginning market value.  Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio.  Annual returns are calculated by geometrically linking the monthly returns.  Annualized returns are the geometric average of the corresponding time period’s cumulative return.  Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below.  All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 2000 Growth Index measures the performance of the 2,000 smallest companies in the Russell 3000 Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe.  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  The benchmark is provided for comparative purposes only.  Index returns assume reinvestment of dividends and do not have fees deducted.  It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed.  For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

Husic Large Cap Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	Inception (1)
HCM Large Cap Growth Composite - Net	11.6	16.5	21.7	1.4
HCM Large Cap Growth Composite - Gross	12.2	17.4	22.6	2.1
Russell 1000® Growth Index	-0.8	6.3	10.0	-4.1

(1) Since inception: 1/1/00

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000
HCM Large Cap Growth Composite – Net	32.1	13.1	23.5	6.3	57.5	-29.9	-24.2	-20.7
HCM Large Cap Growth Composite – Gross	32.9	14.0	24.4	7.1	58.6	-29.3	-23.7	-20.3
Russell 1000® Growth Index	11.8	9.1	5.3	6.3	29.8	-27.9	-20.4	-22.4

For the three-month period ended March 31, 2008, returns were:

HCM Large Cap Growth Composite – Net	-14.0%
HCM Large Cap Growth Composite – Gross	-13.9%
Russell 1000® Growth Index	-10.2%

Sources:  Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation –The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite.  The Composite was created on January 1, 2000.  The returns are presented for the performance periods from January 1, 2000 (inception of Composite) through March 31, 2008 and are outlined in the notes below.  Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 1000® Growth Index.  This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns.  There is no minimum account size required to be included in the Composite.  Prior to January 1, 2006, the minimum account size was $1 million.  As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $21.2 million, which represent 4.4% of Husic’s total assets under management.  Eligible new portfolios are generally added to the Composite upon being fully invested in the strategy.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly.  Securities are valued at fair market value.  Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities.  Composite performance results include the reinvestment of dividends and interest.  For the historical time period from January 1, 2000 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account’s monthly return by its beginning market value as a percent of the total Composite beginning market value.  Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio.  Annual returns are calculated by geometrically linking the monthly returns.  Annualized returns are the geometric average of the corresponding time period’s cumulative return.  Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below.  All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe.  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The benchmark is provided for comparative purposes only.  Index returns assume reinvestment of dividends and do not have fees deducted.  It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed.  For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

Husic Concentrated Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	Inception (1)
HCM Concentrated Growth Composite - Net	4.5	13.5	22.6	6.6
HCM Concentrated Growth Composite - Gross	6.5	15.8	25.0	8.8
Russell 3000® Growth Index	-1.5	6.3	10.3	-1.1

(1) Since inception: 10/1/99

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999(1)
HCM Concentrated Growth Composite – Net	17.0	7.5	20.7	-3.6	126.5	-22.1	-40.9	-41.8	104.9
HCM Concentrated Growth Composite – Gross	19.3	9.7	23.1	-1.5	130.1	-20.5	-39.3	-40.5	105.5
Russell 3000® Growth Index	11.4	9.5	5.2	6.9	31.0	-28.0	-19.6	-22.4	25.7

(1) Partial year 10/1/99

For the three-month period ended March 31, 2008, returns were:

HCM Concentrated Growth Composite – Net	-5.6%
HCM Concentrated Growth Composite – Gross	-5.1%
Russell 3000® Growth Index	-10.4%

Sources:  Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation –The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite.  The Composite was created on January 1, 2000.  The returns are presented for the performance periods from October 1, 1999 (inception of Composite) through March 31, 2008 and are outlined in the notes below.  Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 3000® Growth Index.  This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns.  Effective April 1, 2001, the minimum account size required to be included in the Composite was changed from $1 million to $250 thousand.  As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $3.2 million, which represent 0.67% of Husic’s total assets under management.  Eligible new portfolios are generally added to the Composite upon being fully invested in the strategy.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly.  Securities are valued at fair market value.  Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities.  Composite performance results include the reinvestment of dividends and interest.  For the full historical time period, Composite returns are calculated monthly by weighting each account’s monthly return by its beginning market value as a percent of the total Composite beginning market value.  Annual returns are calculated by geometrically linking the monthly returns.  Annualized returns are the geometric average of the corresponding time period’s cumulative return.  Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below.  All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The benchmark is provided for comparative purposes only.  Index returns assume reinvestment of dividends and do not have fees deducted.  It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed.  For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2% of assets.

Factors Considered By the Board

The Subadvisory Agreements were discussed and considered at meetings of the Board held on December 17, 2007, May 9, 2008 and June 13, 2008.  All of the Directors, including all of the Independent Directors, attended the meetings with all or a majority of the Independent Directors attending in person.  The Board approved Husic as subadviser to the Post-Venture Fund at the December 17 meeting, approved Husic as subadviser to the Emerging Growth Fund and Technology Fund at the May 9 meeting and approved Husic as subadviser to the Small-Cap Growth Fund at the June 13 meeting.  The Directors and VWCM discussed, generally, options available to restructure the Funds’ advisory arrangements at prior meetings and in between formal meetings.

The Directors, including the Independent Directors, reviewed extensive materials prepared in advance of each meeting, including materials showing the standards to be used by the Independent Directors in reaching their decisions about the Subadvisory Agreements.  The Independent Directors discussed the materials, which included financial, statistical and other information, with VWCM and Husic who responded to questions about the proposed new advisory arrangements and the allocation of responsibilities between the parties.  VWCM discussed the process through which it selected Husic for recommendation for the Funds.

The Independent Directors considered a variety of factors.  Their individual determinations were made on the basis of each Director’s business judgment after consideration of all the information presented.  Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

In approving the Subadvisory Agreements, the Directors considered and evaluated the following factors:  (1) the nature, quality and extent of services to be provided by Husic; (2) historical performance information of accounts managed by Husic; (3) the proposed management fees and expected total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

The Directors concluded that, for each Fund, Husic would be providing services comparable to those provided by investment advisers generally, and that with respect to each Fund the nature and extent of the services to be provided by Husic were appropriate given the applicable investment objective and strategy.  The Directors concluded that Husic had an exceptional performance record and was qualified to manage the Funds for which it proposed to enter into Subadvisory Agreements.  The Directors concluded that VWCM had demonstrated its ability to select qualified portfolio managers.  The Directors concluded that the proposed management fees and expected total operating expenses of each Fund were higher than those of a peer group of mutual funds but believed the higher fees and expenses were warranted because of the expected performance of the Funds.  The Directors concluded that it was unlikely that any of the Funds would grow sufficiently in the first couple of years to yield significant economies of scale to Husic, but that this factor would be monitored and taken into consideration on an annual basis.  The Directors concluded that it was unlikely that any of the Funds would grow to a sufficient size in the first couple of years for Husic to realize more than a reasonable profit from the investment advisory arrangements, but that the profitability of Husic would be reviewed on an annual basis.

Certain of these factors are discussed in greater detail below.

In considering the nature and extent of services to be provided by Husic, the Board reviewed the coordination of services between VWCM and Husic.  The Board reviewed the qualifications of Mr. Husic, who would serve as portfolio manager, as well as Husic’s general experience, business and operations.  The Directors considered a presentation on Husic’s organization and the extent of services to be provided under the Subadvisory Agreements.

In reviewing performance information, the Board considered extensive composite information presented by Husic for private accounts with substantially similar objectives, policies, strategies and risks to those it would use for the Funds.  This information was compared to appropriate indexes.  The Directors discussed with Husic its investment style and portfolio construction methods, as well as its performance expectations for the relevant Funds.

The Directors recognized that profitability estimates and projections concerning Husic’s realization of economies of scale would depend on numerous factors and assumptions, and determined to monitor these factors in connection with subsequent renewals of the Subadvisory Agreements.

Finally, the Directors recognized certain “fall out” benefits that Husic may receive under the Subadvisory Agreements, including that it may receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of a Fund.  Husic would not provide services to the Funds other than under the proposed Subadvisory Agreements, but the Board recognized that it could receive positive reputational benefits from its association with the Funds if the Funds are successful.  The Directors reviewed information provided by Husic concerning fees charged to other accounts it manages.

Overall, the Directors and the Independent Directors concluded that the Subadvisory Agreements were fair and reasonable.  In connection with the determination to submit other proposals to shareholders, the Directors determined to submit the Subadvisory Agreements to shareholders for their approval at the May 9 meeting (or, in the case of the Small-Cap Growth Fund, at the June 13 meeting).

If approved by shareholders of a Fund, the Subadvisory Agreement for the Fund would take effect as soon as practicable following such approval.

If shareholders of a Fund do not approve this Proposal 2, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future or whether to liquidate a Fund.

Required Vote

Each Fund will vote separately.  Approval of the Subadvisory Agreement for a Fund is not conditioned on any other Fund also approving a subadvisory agreement.  Approval of this Proposal 2 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act.  A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:  APPROVAL OF A MANAGER OF MANAGERS STRUCTURE

(this Proposal applies to shareholders of each Fund, voting separately)

Shareholders are being asked to approve a “manager of managers” structure for each of the Funds.  If approved by shareholders, the structure would not be implemented until relief permitting such a structure is provided by the Securities and Exchange Commission (the “SEC”).  A number of mutual funds have obtained exemptive relief permitting a “manager of managers” structure and the Company anticipates that necessary relief may be provided by exemptive rule in the future.  However, the Company has not applied for exemptive relief to permit the structure, and there is no assurance that an appropriate exemptive rule will be available to the Funds in the near future, if ever.  Nevertheless, because the Funds are soliciting shareholders for approval of new advisory arrangements, the Board has determined to ask shareholders to approve the “manager of managers” structure at this time.  One typical condition of SEC relief for the structure is that shareholders approve the structure before its implementation.  Obtaining shareholder approval for the structure at this time would alleviate the cost and expense of seeking shareholder approval for the structure at a future date, when the Funds may not otherwise be soliciting shareholder approval on other matters.

A “manager of managers” structure would permit a Fund and/or VWCM to enter into, and materially amend, subadvisory agreements with any subadvisers retained by VWCM and the Fund WITHOUT also needing to obtain further shareholder approval.  Normally, the retention of a new subadviser, or the material amendment of an existing subadvisory agreement, would require shareholder approval.  That approval would no longer be necessary under the “manager of managers” structure.

If shareholders of a Fund approve this Proposal 3, VWCM and the Fund would be authorized to (1) engage new or additional subadvisers; (2) enter into and modify existing investment subadvisory agreements; and (3) terminate and replace subadvisers, in each case without obtaining further approval of the Fund’s shareholders, provided that (a) the subadviser is not an “affiliated person” of VWCM or the Funds, other than by reason of serving as a subadviser to a Fund, and (b) the Board has approved the new or amended subadvisory agreement.

Although shareholder approval would no longer be required for these changes, the Board (including a majority of the Independent Directors) will continue to evaluate subadvisers and must approve the retention of new subadvisers and material changes to existing subadvisory agreements.  VWCM (if Proposal 1 is approved) and the Board would be responsible for overseeing subadvisers and monitoring their performance, as well as reviewing and determining if (or when) changes to a Fund’s subadvisory arrangements should be made.  Further, under the 1940 Act, the Board, including a majority of the Independent Directors, must review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial term.  Prior to entering into, renewing, or amending a subadvisory agreement, VWCM (if Proposal 1 is approved for a Fund) and the relevant subadviser would have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

The Board believes that it is in the best interests of each Fund to provide VWCM and the Board with increased flexibility to recommend and change subadvisers without incurring the significant delay and expense associated with obtaining prior shareholder approval for such changes.  In addition, the Board recognizes that the structure would remain subject to Board oversight and conditions imposed by the SEC, including that any subadvisory agreement or material change to such agreement would still require approval by the Board (including a majority of the Independent Directors).  Currently, a Fund must call and hold a shareholder meeting before it appoints a subadviser or materially amends a subadvisory agreement.  Additionally, a Fund must seek shareholder approval of a new subadvisory agreement if a subadviser undergoes a change of control, even if there will be no change in the persons responsible for managing the Fund.  Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from shareholders, which is time-consuming, costly and often borne by the Fund.  It is thus anticipated that a “manager of managers” structure would permit the Funds to operate more efficiently and cost-effectively.

Importantly, this Proposal does not affect the amount of investment advisory fees paid by a Fund.  VWCM would pay subadvisers out of advisory fees it receives from a Fund, which this Proposal, and the retention of subadvisers or renegotiation of subadvisory agreements, would not impact those fees.  The Board would review and approve the fees paid by VWCM to subadvisers in connection with its consideration of new subadvisory agreements and renewals of subadvisory agreements.  Shareholder approval will continue to be required before the fees paid by a Fund to VWCM can increase.

As noted above, before a Fund could implement a “manager of managers” structure, the SEC must provide relief from certain provisions of the 1940 Act, either by rule or exemptive order.  Any such relief would typically require the satisfaction of a number of conditions.  The precise contours of these conditions are not known at this time, but may require, for example, that within 90 days of a change to a Fund’s subadvisory agreement, the Fund provide its shareholders with an information statement containing information about the subadviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.  By approving this Proposal 3 prospectively, shareholders of a Fund are approving the operation of the “manager of managers” structure under any such terms or conditions necessary to satisfy the conditions of any relief provided by the SEC.  While the Company does not currently intend to seek an exemptive order to obtain such relief, it may do so in the future.

If shareholders of a Fund do not approve this Proposal 3, the Fund will continue to be required to solicit shareholder approval of new, or materially amended, subadvisory agreements.

This Proposal 3 will not be implemented unless shareholders also approve Proposal 1 for their Fund (except for Growth Opportunities Fund, which is not voting on Proposal 1).  If shareholders do not approve this Proposal 3 for their Fund, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.

Required Vote

Each Fund will vote on the “manager of managers” structure separately.  Approval of this Proposal 3 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act.  A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: ELECTION OF DIRECTORS

(this Proposal applies to shareholders of each Fund, voting together)

The Board of the Company currently includes the following four Directors:  Jay Jacobs, Greg Linn, Edward Peterson, and Edward Pittman.  Messrs. Linn, Peterson and Pittman were elected by shareholders at a special meeting held in January 2007.  At a meeting on December 17, 2007, Mr. Jacobs was appointed to the Board by the other Directors, all of whom (at the time) were Independent Directors, effective January 2008.

At a meeting on May 27, 2008, the Independent Directors selected and nominated for election as Director two individuals:  Brian Dombkowski and Mary Avella.  In nominating these individuals, the Independent Directors considered their backgrounds, experience, skills and abilities to fulfill their roles as Directors.  Information about their backgrounds appears below.  The Independent Directors also considered their personal and professional ethics, integrity, values and business judgment, along with the other factors outlined below under “General Nominating Policies, Procedures and Processes.”  If elected by shareholders, Mr. Dombkowski and Ms. Avella would serve on the Board’s Audit Committee, and the Independent Directors, in recommending Mr. Dombkowski and Ms. Avella, considered their qualifications to serve on the Audit Committee.

Brian E. Dombkowski, CFA, joined Pacific Asset Partners in 2006 as its Co-Chief Investment Officer.  Prior to joining Pacific Asset Partners, Mr. Dombkowski was a Senior Portfolio Manager and Chief Investment Officer for the Midcap product class at RCM Capital Management, where he was responsible for the product’s investment strategy, portfolio process, and stock selection as well as implementing the firm’s business strategy.  Mr. Dombkowski holds the Chartered Financial Analyst designation (CFA) and is a member of the Security Analysts of San Francisco.  He earned a Master of Science degree in Finance, and a BBA with Honors in Finance, both from the University of Wisconsin, where he was a select participant in the Applied Securities Program.

Mary Avella, a Certified Public Accountant, recently joined WTAS LLC, an independent tax, valuation and consulting firm. At WTAS and through her previous positions, Ms. Avella has gained extensive knowledge and experience with global alternative investment private equity and hedge fund accounting, tax, structuring, and fund administration matters. Prior to joining WTAS, Ms. Avella was Chief Financial Officer of Tano Capital, LLC, an alternative investment fund manager.  Prior to joining Tano Capital, LLC, Ms. Avella was West Coast Head of BISYS Alternative Investment Services.  She also served as Vice President and Global Head of Tax and Fund Structuring for HSBC’s Global Fund Services division. Ms. Avella was previously Chief Financial Officer of Thomas Weisel Asset Management where she was responsible for alternative investment management funds, audit, tax compliance and consulting relationships, as well as investment accounting and operations.  Ms. Avella started her career with Arthur Anderson in San Francisco, becoming Manager in 1990 before becoming Tax Director of the Investment Services Group at Barclays Global Investors where she built the Tax Department and structured new investment funds globally for approximately seven years. Ms. Avella holds a Bachelors of Science in Applied Science and Business from the University of San Francisco.  She serves as a Hedge Funds Care Executive Committee member in San Francisco.

If elected, Mr. Dombkowski and Ms. Avella would be considered Independent Directors.  Mr. Jacobs is considered an interested Director because of his relationship with VWCM.  It is expected that, if the Funds approve the New Advisory Agreements with VWCM discussed in Proposal 1, Mr. Jacobs would acquire greater than 25% of the interests of VWCM from Mr. Van Wagoner.  This acquisition is expected to take place concurrent with the effectiveness of the

New Advisory Agreements.  Further, if the Mid-Cap Growth Fund approves the New Advisory Agreement with VWCM discussed in Proposal 1, Mr. Jacobs would serve as that Fund’s portfolio manager.

Since the last shareholder meeting at which Directors were elected, two Directors have resigned.  Mr. Roediger resigned, effective April 28, 2008, for personal reasons.  Mr. Boglioli resigned, shortly after his election at the last shareholder meeting, for personal reasons.  Neither Mr. Roediger nor Mr. Boglioli had any disagreement with the Company on any matter relating to its operations, policies and practices.

The 1940 Act allows Directors to appoint other Directors to serve on the Board without shareholder approval so long as immediately after the appointment at least two-thirds of the Directors then holding office have been elected by shareholders, which is currently the case.  If Mssrs. Jacobs and Dombkowski and Ms. Avella are elected by shareholders, the Board would be comprised of six individuals, five of whom would be considered Independent Directors.

At the Special Meeting, Mssrs. Jacobs and Dombkowski and Ms. Avella would be elected to hold office until their successor is chosen and qualified.  The Independent Directors appointed Mr. Jacobs to the Board and nominated him for election; the Independent Directors also nominated Mr. Dombkowski and Ms. Avella for election.  Each of these individuals has consented to serve as a Director.  In case one of these individuals is unable to continue to serve by virtue of an unexpected occurrence, the named proxy will vote in her discretion for such other nominee or nominees as the current Directors may recommend.

The following table includes certain important information regarding the Directors and the nominees, as well as the officers of the Company:

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director*	Other Directorships Held by Director
Edward L. Pittman 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 52	Chairman and Director	Indefinite, until successor elected Served as a Director since January 2007	Attorney with Thelen Reid Brown Raysman & Steiner LLP since 1999; former CEO of Quantitative Advisors LLP and former President of Quantitative Funds (now Quant Funds) from 1992 until 1998.	6	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director*	Other Directorships Held by Director
Greg Linn 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 52	Director	Indefinite, until successor elected Served as a Director since January 2007	Proprietor, Ambullneo Vineyards, a producer of fine wines, since 2001.	6	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director*	Other Directorships Held by Director
Edward C. Peterson 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 54	Director	Indefinite, until successor elected Served as a Director since January 2007	Vice President, Peterson and Collins, Inc., a commercial, industrial and single-family housing construction company, since 1977.	6	None

Brian Dombkowski 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 37	Nominee	If elected, indefinite, until successor elected

Co-Chief Investment Officer, Pacific Asset Partners, since 2006; Senior Portfolio Manager and Chief Investment Officer (starting in 2001) for Midcap product class, RCM Capital Management, 1995 to 2005.

				6 (if elected)	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director*	Other Directorships Held by Director
Mary Avella 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 44	Nominee	If elected, indefinite, until successor elected

Director, WTAS LLC, since 2008; Chief Financial Officer, Tano Capital, LLC, 2006 to 2008; West Coast Head of BISYS Alternative Investment Services, 2005 to 2006; Vice President and Global Head of Tax and Fund Structuring, HSBC  Global Fund Services division, 2003 to 2004; Chief Financial Officer, Thomas Weisel Asset Management, 2002 to 2003.

				6 (if elected)	None

Interested Director

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Jay Jacobs 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 49	Interested Director	Indefinite, until successor elected Served as a Director since January 2008	Founder and Former Portfolio Manager, Crossover Venture Partners (long/short equity fund); Founding Partner, Thomas Weisel Partners.	6	None

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Susan Freund Three Embarcadero Center, Suite 1120 San Francisco, CA 94111 Age: 53	President, Secretary, Treasurer and Chief Compliance Officer	Indefinite, until successor elected Served as President, Secretary and Treasurer since May 2007 and Chief Compliance Officer since April 2007.	President, Treasurer, Secretary and Chief Compliance Officer of the Funds since 2007; Chief Compliance Officer of Husic since 2008; Senior Counsel at Bank of the West from 2001 to 2007.

*  If the reorganization of Growth Opportunities Fund into Emerging Growth Fund is approved, each Director or nominee would oversee 5 portfolios in the complex.

Ownership of Equity Securities.  The table below shows the dollar range of shares of all Funds beneficially owned by each Director as of [the Record Date].

Name of Director (1)	Dollar Range of Equity Securities in the Small-Cap Growth Fund	Dollar Range of Equity Securities in the Growth Opportunities Fund	Dollar Range of Equity Securities in the Emerging Growth Fund

Edward L. Pittman	[$0]	[$0]	[$0]

Greg Linn	[$0]	[$0]	[$0]

Edward C. Peterson	[$0]	[$0]	[$10,001 - $50,000]

Brian Dombkowski	$[0]	$[0]	$[0]

Mary Avella	$[0]	$[0]	$[0]

Jay Jacobs	[$0]	[$0]	[$0]

Name of Director (1)	Dollar Range of Equity Securities in the Post- Venture Fund	Dollar Range of Equity Securities in the Technology Fund	Dollar Range of Equity Securities in the Mid-Cap Growth Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Company

Edward L. Pittman	[$0]	[$0]	[$0]	[$0]

Greg Linn	[$0]	[$0]	[$0]	[$0]

Edward C. Peterson	[$0]	[$0]	[$0]	[$10,001 - $50,000]

Brian Dombkowski	$[0]	$[0]	$[0]	$[0]

Mary Avella	$[0]	$[0]	$[0]	$[0]

Jay Jacobs	[$0]	[$0]	[$0]	[$0]

(1) Each Independent Director was elected to the Board of the Company on January 31, 2007.  Mr. Jacobs’ service as a Director began in January 2008.  Mr. Dombkowski and Ms. Avella are nominated to serve as Directors.

As of the Record Date, no Independent Director, or his immediate family members, owned beneficially or of record any class of securities in VWCM, the proposed subadvisers or the Company’s principal underwriter or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) such persons.

Compensation.   Any Director of the Company who is an officer of VWCM and an officer of the Funds receives no remuneration from the Funds.  The Independent Directors are currently paid a fee of $3,000 ($4,000 for the Independent Chairman of the Board), plus expenses, for each quarterly Board meeting attended and $1,000 ($1,500 for the Independent Chairman of the Board) for each special meeting attended.  Members of the Audit Committee are currently paid a fee of $1,000 ($4,000 for the Chairman of the Audit Committee), plus expenses, for each Audit Committee meeting attended.  The Funds pay these fees.  In addition, each Director is reimbursed for the expenses of attending meetings.  The table below sets forth the compensation of the Directors for the fiscal year ended December 31, 2007.

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total Compensation from Company Paid to Directors

Edward L. Pittman(2)	$28,000	$0	$28,000
Greg Linn(2)	$20,000	$0	$20,000
Edward C. Peterson(2)	$20,000	$0	$20,000
Andrew H. Roediger(2), (3)	$23,500	$0	$23,500

(1) The Company does not maintain pension or retirement plans.

(2) Messrs. Pittman, Linn, Peterson and Roediger were elected as Independent Directors of the Company on January 31, 2007.  Mr. Dombkowski and Ms. Avella are nominated as Directors and thus did not earn fees during the period shown above.

(3) Mr. Roediger resigned effective April 28, 2008.

Meetings of the Board and Committees

The Company’s Board has created an Audit Committee whose members are Messrs. Pittman, Linn and Peterson, all of whom are Independent Directors.  If elected, Mr. Dombkowski and Ms. Avella would serve on the Audit Committee.  Mr. Peterson serves as interim Chairman of the Audit Committee, although, if elected, Ms. Avella is expected to become Chairman.  The primary functions of the Audit Committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls, to approve all auditing and other services provided to the Funds by their independent registered public accounting firm and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee convened six times in 2007.

The Company’s Board has no other committees and does not have a standing nominating committee.  The Board believes that it is appropriate not to have a nominating committee because the Board as a whole can adequately serve the function of considering potential director nominees from time to time as needed.  The Board held 7 meetings in 2007.  Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the Director served.

General Nominating Policies, Procedures and Processes

The Board is responsible for identifying, evaluating and recommending nominees for Director, although only the Independent Directors will be responsible for selecting and nominating independent director candidates.  While the Board and Independent Directors (with respect to selecting and nominating independent directors) do not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for Director, the Board or the Independent Directors, as the case may be, seek to ensure that:

1. the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2. the Board is comprised of Directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Funds.

The Board and Independent Directors (with respect to selecting and nominating independent directors) look at each nominee on a case-by-case basis regardless of who recommends the nominee to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration.  At a minimum, each nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment.  Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board or the Independent Directors, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1. High standards of integrity, commitment and independent thought and judgment.  The candidate must also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

2. Relevant experience with a range of skills that will allow the candidate to provide sound guidance with respect to the Company’s operations and interests.

3. The ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all materials in advance.

4. The ability to discuss major issues and come to a reasonable conclusion.  The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Funds.  While being collegial, the candidate should have the ability to be direct and not be afraid to disagree on important issues.

5. For audit committee members, experience in the review of financial statements and satisfaction of any independence requirements of applicable rules and regulations.

Process for Shareholder Director Nominees

The Board and Independent Directors (with respect to selecting and nominating independent directors) do not have a formal policy with respect to the consideration of any director candidates recommended by shareholders.  Because of the size of the Board, the Board and Independent Directors (with respect to selecting and nominating independent directors) address the need to retain members and fill vacancies after discussion among current members.  Accordingly, the Board and Independent Directors (with respect to selecting and nominating independent directors) have determined that it is appropriate not to have such a policy at this time.

While the Board and Independent Directors (with respect to selecting and nominating independent directors) are not required to consider candidates recommended by the Funds’ shareholders for election as directors, the Board in its discretion may consider such recommendations.  Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate.  At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a director nominee should be delivered to Van Wagoner Funds, Inc., Attention: Secretary, 3 Embarcadero Center, Suite 1120, San Francisco, California 94111.

Shareholder Communications with the Board

Shareholders of the Funds may communicate with the Board (or individual directors serving on the Board) by sending written communications, addressed to the Board as a group or any individual director, to Van Wagoner Funds, Inc., Attention: Board of Directors, 3 Embarcadero Center, Suite 1120, San Francisco, California 94111.  The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be.

Attendance of Directors at Annual Meetings

The Funds do not hold annual meetings and therefore do not have a policy with respect to Directors’ attendance at such meetings.

Independent Registered Public Accounting Firm

On June 8, 2006, Ernst & Young LLP resigned as the Funds’ independent registered public accounting firm.  On December 11, 2006, the Board selected Tait, Weller & Baker as the Funds’ new independent registered public accounting firm.

During the Company’s two most recently-completed fiscal years preceding Ernst & Young LLP’s resignation, the audit reports of Ernst & Young LLP contained no adverse opinion or disclaimer of opinion, nor were its reports qualified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recently-completed fiscal years and the subsequent interim period prior to Ernst & Young LLP’s resignation, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practice, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the disagreement in its reports.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the Board is required to pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm engaged by the Company (the “Auditor”).  The Audit Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Funds’ investment adviser, VWCM, and (b) any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the Company (entities in (a) and (b), “Service Affiliates”) if the services provided to the Service Affiliates relate directly to the operations and financial reporting of the Company.  There is an exception to these pre-approval requirements for non-audit services provided to the Company or Service Affiliates of the Company that applies if: (a) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitute no more than five percent of the total fees and costs paid by the Company and/or its Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (b) at the time of engagement for such services, the Company did not recognize that the services were “non-audit services” that required pre-approval; and (c) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit (the “de minimis exception”).

Fees for Services to the Company

The following table provides information on the aggregate fees billed for services rendered to the Company by Tait, Weller & Baker for the fiscal years ended December 31, 2007 and December 31, 2006:

Fiscal Year Ended	Audit Fees (1)	Audit-Related Fees	Tax Fees (2)	All Other Fees	Totals
December 31, 2007	$58,500	$—	$15,000	$—	$73,500
December 31, 2006	$57,000	$—	$15,000	$—	$72,000

(1) Includes aggregate fees billed for professional services rendered for the audit of the Funds’ annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Funds.

(2) Includes aggregate fees billed for tax compliance, tax advice and tax planning.

Fees for Non-Audit Services

During the past two fiscal years, Tait, Weller & Baker did not bill any non-audit fees for services rendered to the Company, VWCM, or any entity controlling, controlled by, or under common control with VWCM.

Required Vote

Shareholders elect Directors by a plurality of the votes cast by shares that are entitled to vote in the election, assuming a quorum is present.  For this purpose, a “plurality” means that Directors receiving the largest number of votes from the shareholders of the Funds will be elected.  Abstentions and broker nonvotes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  Assuming a quorum is present, any shares that do not vote, whether by abstention or otherwise, will not affect the election of the Director.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” MSSRS. JACOBS AND DOMBKOWSKI AND MS. AVELLA.

PROPOSAL 5:  TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

(this Proposal applies to shareholders of each Fund, voting together)

Maryland law requires that certain matters submitted to shareholders be approved by two-thirds of the shareholders entitled to vote on the matter.  These matters include a merger, transfer, consolidation or significant reorganization of the Company (or a Fund), dissolution of the Company, or certain amendments to the Articles of Incorporation.  For a mutual fund, such as the Funds, obtaining a two-thirds vote can be costly, often requiring multiple mailings to shareholders to encourage voting and sometimes necessitating meeting adjournments or even failed proposals.

Maryland law allows a company to provide, in its charter, for a lesser vote (but no less than a majority of all votes entitled to be cast on the matter).  Accordingly, in order to potentially avoid the costs of obtaining a two-thirds majority on certain matters in the future, the Board approved and recommended to shareholders that they approve an amendment to the Company’s Articles of Incorporation to require a majority vote on those matters for which Maryland law would otherwise require a greater vote.  If approved by shareholders, the following provision would be added to Article IV.B.1. of the Company’s Articles of Incorporation:

On any matter where the required vote of all classes or of any class of Common Stock under the Maryland General Corporation Law to approve a matter is greater than a majority of all votes entitled to be cast on the matter, the required vote for all classes or of any class of Common Stock shall be a majority of all votes entitled to be cast on the matter.

The proposed amendment would not change, or lower, the vote required under any matter required under the 1940 Act.

If shareholders do not approve this Proposal 5, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.

Required Vote

Approval of this Proposal 5 requires the affirmative vote of two-thirds of the Company’s outstanding shares, with all Funds voting together.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSAL 6:  TO APPROVE A CHANGE TO THE CLASSIFICATION OF THE SMALL-CAP GROWTH FUND, EMERGING GROWTH FUND, POST-VENTURE FUND AND TECHNOLOGY FUND FROM DIVERSIFIED TO NON-DIVERSIFIED

(this Proposal applies only to shareholders of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund; each will consider this Proposal separately)

The Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund are currently diversified open-end investment companies for purposes of the 1940 Act.  Under the 1940 Act, a “diversified company” must meet the following requirements: at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer.  In light of this requirement, the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund each have a fundamental investment restriction that provides that each Fund may not:

With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund’s total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

At the Special Meeting, shareholders of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund will be asked to approve reclassifying each of these Funds from a diversified company to a non-diversified company and to approve removing the fundamental investment restriction concerning diversification noted above for the Fund.  A non-diversified company is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of securities than is the investment return of a diversified fund of comparable size.  A non-diversified fund may also provide more volatile investment returns than a diversified fund.  Change to non- diversified status would provide greater discretion to Husic, the Funds’ subadviser, to enter into more concentrated positions in individual investments.  If these positions perform poorly, the Fund could incur greater losses than if it had invested in a larger number of positions; conversely, if these positions perform well, the Fund could achieve greater returns.

Each Fund, regardless of whether classified as diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, in order to relieve it of any liability for Federal income tax to the extent that its earnings are distributed to shareholders.  To so qualify, each Fund must, among other things, diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:

(a) at least 50% of the value of the Fund’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and

(b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

Under the 1940 Act and the regulations thereunder, if a fund that is classified as “non-diversified” for purposes of the 1940 Act is in fact diversified for such purposes for a three-year period, it will revert to “diversified” status automatically.

In determining to retain and subsequently recommend to shareholders Husic as the new subadviser to the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund, the Board recognized that Husic’s investment style and portfolio construction methods tended to concentrate on a limited number of positions and that the top few holdings could account for a large portion of a Fund’s portfolio.  Husic uses fundamental analysis, as opposed to quantitative models, to evaluate stocks and seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in Husic’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

In order to provide Husic the investment flexibility necessary to pursue its investment style and portfolio construction methods, the Board determined that it was necessary and desirable to reclassify the Funds as non-diversified investment companies under the 1940 Act and to recommend that shareholders of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund approve the reclassification.  Approval of the reclassification of a Fund will also be considered approval to remove the fundamental investment restriction concerning diversification for the Fund.

This Proposal 6 will only take effect for a Fund if shareholders also approve a new advisory agreement for the Fund (Proposal 1) and a new subadvisory agreement for the Fund (Proposal 2).  If shareholders of a Fund do not approve this Proposal 6 for their Fund, the new advisory arrangements may otherwise go into effect (if Proposal 1 and 2 for the Fund are approved) and the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.

Required Vote

Approval of this Proposal 6 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act.  A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE SMALL-CAP GROWTH FUND, EMERGING GROWTH FUND, POST-VENTURE FUND AND TECHNOLOGY FUND VOTE “FOR” PROPOSAL 6.

PROPOSAL 7:  TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY ON INDUSTRY CONCENTRATION FOR THE SMALL-CAP GROWTH FUND, EMERGING GROWTH FUND, POST-VENTURE FUND AND TECHNOLOGY FUND

(this Proposal applies only to shareholders of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund; each will consider this Proposal separately)

The current fundamental industry concentration policy for each of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund provides that:

Each Fund may not:  Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

As discussed in Proposal 6 above, in approving and recommending Husic as the proposed subadviser for these Funds, the Board recognized that the Husic’s investment style and portfolio construction methods tended to concentrate on a limited number of positions and that the top few holdings could account for a large portion of a Fund’s portfolio.  If Husic finds attractive companies in the same industry, a Fund’s holdings could therefore be concentrated in that industry.  Husic does not intend to necessarily focus on any particular industry, so the particular industry implicated would vary depending upon where it is finding attractive investment opportunities.  In order to provide Husic the investment flexibility necessary to pursue its investment style and portfolio construction methods, the Board determined that it was necessary and desirable to eliminate the Funds’ fundamental industry concentration policies and to recommend that shareholders of the Small-Cap Growth Fund, Emerging Growth Fund, Post-Venture Fund and Technology Fund approve the removal of the policy.

By eliminating a Fund’s industry concentration limitation it could, from time to time, concentrate investments in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

This Proposal 7 will only take effect for a Fund if shareholders also approve a new advisory agreement for the Fund (Proposal 1) and a new subadvisory agreement for the Fund (Proposal 2).  If shareholders of a Fund do not approve this Proposal 7 for their Fund, the new advisory arrangements may otherwise go into effect (if Proposal 1 and 2 for the Fund are approved) and the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.

Required Vote

Approval of this Proposal 7 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act.  A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE SMALL-CAP GROWTH FUND, EMERGING GROWTH FUND, POST-VENTURE FUND AND TECHNOLOGY FUND VOTE “FOR” PROPOSAL 7.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Van Wagoner Capital Management, Inc., whose principal office is located at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, currently serves as the investment adviser for the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund.  The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not currently have an investment adviser: the Company’s Officers and Board currently oversee these Funds’ investment programs.

The Funds’ administrator is PFPC Inc., whose principal office is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.  The Funds’ principal underwriter is PFPC Distributors, Inc., whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

VOTING MATTERS

We will solicit proxies by mail.  Certain of our officers and employees may solicit by telephone or personally.  We will not pay these officers and employees specifically for soliciting proxies.  The Funds will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.  The cost of soliciting proxies is expected to be approximately $75,000.  We have retained the Altman Group, a proxy solicitation firm, to solicit proxies.  To reduce expenses and duplicate mail, we will send only one copy of this proxy statement to each household address (i.e., householding) unless we have received contrary instructions.  If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call 1-800-228-2121 and we will promptly send you a separate copy.

In order to transact business at the Special Meeting, a quorum must be present.  A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be voted on a proposal will constitute a quorum for the proposal.

The Special Meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received.  The Company may hold the Special Meeting for some proposals and adjourn the Special Meeting for other proposals.  For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.  The Special Meeting may be adjourned without notice other than an announcement at the Special Meeting.

If the accompanying form of proxy is executed properly and returned or properly voted over the telephone or the Internet, shares represented by it will be voted at the Special Meeting in accordance with the shareholder’s instructions.  Proxies returned with instructions to withhold authority to vote, broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter), will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but will be counted against any proposal that requires the affirmative vote of a specified percentage of shareholders.

You may revoke your proxy at any time before it is exercised by giving the Funds’ Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

If you are a shareholder of the Growth Opportunities Fund, you have separately received a combined proxy statement/prospectus asking you to approve a reorganization of your Fund into the Emerging Growth Fund.  It is important that you vote on that proposal, as well as the proposals in these materials.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting certain tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by us of any such proposal.  Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made.  The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Company’s Board knows of no other matters that may come before the Special Meeting.  If any other matters properly come before the Special Meeting, it is the intention of the person acting pursuant to the enclosed form of proxy to vote the shares represented by the proxies in accordance with her best judgment with respect to such matters.

You may request a copy of our most recent annual re port and semi-annual report succeeding the annual report , if any , by writing to Van Wagoner Funds , Inc .., P.O. Box 9682, Providence , Rhode Island 02940-9682, Attention : Corporate Secretary, or by calling 1 800-228-2121.  We will furnish these copies free of charge.

VAN WAGONER FUNDS, INC.

Susan Freund
President
San Francisco, California
July [ ], 2008

Exhibit A

Fund Ownership and Principal Shareholders

The following tables set forth certain information regarding the beneficial ownership of shares of the Funds as of the Record Date by each person or entity known by the Funds to beneficially own more than five percent of the shares of the Fund in question.

[to come]

A-1

Exhibit B

The following pages contain information about the Funds if the new advisory arrangements are approved, including their new names, their advisers and their investment programs.  Information about the Small-Cap Growth Fund appears below on this page [B-1]; information about the Emerging Growth Fund appears below on page [B-X]; information about the Post-Venture Fund appears on page [B-X]; information about the Technology Fund appears on page [B-X]; and information about the Mid-Cap Growth Fund appears on page [B-X].

Fund:	VAN WAGONER SMALL-CAP GROWTH FUND

New Name:	EMBARCADERO ALL-CAP GROWTH FUND

Adviser:	VWCM

Subadviser:	HUSIC

Investment Program:

Main Strategies:

The Fund invests primarily in common stocks.  The subadviser uses an unleveraged U.S. equity long-only strategy that utilizes a time-tested approach to building portfolios (typically 30-50 holdings).  The Fund invests in companies of all sizes.

The Fund invests in securities of companies that have the potential for above average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources.  The subadviser looks for these growth opportunities in every industry.  The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks.  The subadviser seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in the subadviser’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of companies that may be developing or changing.  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  There may be less information available about companies, and the companies may be more difficult to value, where the company is undergoing significant change.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return –namely increased volatility - than would be the case in a diversified fund holding a larger number of securities.  Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks.  If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 3000® Growth Index.

Fund:	VAN WAGONER EMERGING GROWTH FUND

New Name:	EMBARCADERO SMALL –CAP GROWTH FUND

Adviser:	VWCM

Subadviser:	HUSIC

Investment Program:

Main Strategies:

The Fund invests primarily in common stocks of growth companies that, at the time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index.  The Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security’s purchase.  The Fund invests in securities of companies that have the potential for above average long-term growth.

The Fund invests in securities of companies that have the potential for above-average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources.  The subadviser looks for these growth opportunities in every industry.  The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks.  The subadviser seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in the subadviser’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of small- and, at times, mid-sized companies.  When small-cap or growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

Because small companies may have fewer shares of stock outstanding, the ability to trade their securities may be affected by a lack of buyers and sellers in these stocks.  Some of the securities held by the Fund may be difficult or impossible to sell at the time and price desired by the subadviser.  Accordingly, the Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return – namely increased volatility – than would be the case in a diversified fund holding a larger number of securities.  Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks.  If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 2000® Growth Index.

Fund:	VAN WAGONER POST-VENTURE FUND

New Name:	EMBARCADERO LARGE–CAP GROWTH FUND

Adviser:	VWCM

Subadviser:	HUSIC

Investment Program:

Main Strategies:

The Fund invests primarily in common stocks of growth companies that, at the time of purchase, have market capitalizations generally in excess of $10 billion.  The subadviser uses an unleveraged U.S. equity long-only strategy that utilizes a time-tested approach to building portfolios (typically 40-50 holdings).  Up to 50% of the Fund’s assets may be concentrated in the top ten holdings, with the Fund seeking to outperform the Russell 1000® Growth Index.

The Fund invests in securities of companies that have the potential for above average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources.  The subadviser looks for these growth opportunities in every industry.  The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks.  The subadviser seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in the subadviser’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of companies that may be developing or changing.  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  There may be less information available about companies, and the companies may be more difficult to value, where the company is undergoing significant change.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return –namely increased volatility - than would be the case in a diversified fund holding a larger number of securities.  Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks.  If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 1000® Growth Index.

Fund:	VAN WAGONER TECHNOLOGY FUND

New Name:	EMBARCADERO FOCUSED OPPORTUNITIES FUND

Adviser:	VWCM

Subadviser:	HUSIC

Investment Program:

Main Strategies:

The Fund invests primarily in common stocks.  The subadviser uses an unleveraged U.S. equity long-only strategy that utilizes a time-tested approach to building concentrated portfolios (typically 20-25 holdings).  The Fund invests in companies of all sizes.

The Fund invests in securities of companies that have the potential for above average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources.  The subadviser looks for these growth opportunities in every industry.  The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks.  The subadviser seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in the subadviser’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of companies that may be developing or changing.  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  There may be less information available about companies, and the companies may be more difficult to value, where the company is undergoing significant change.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return –namely increased volatility - than would be the case in a diversified fund holding a larger number of securities.  Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks.  If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 3000® Growth Index.

Fund:	VAN WAGONER MID-CAP GROWTH FUND

New Name:	EMBARCADERO ALTERNATIVE STRATEGIES FUND

Adviser:	VWCM

Subadviser:	NONE

Investment Program:

Main Strategies:

The Fund seeks to preserve and grow capital by producing long-term capital appreciation with reduced volatility and low correlation to traditional equity and bond markets.  The Fund is a “fund of funds” and will invest in multiple mutual funds and strategies that have one or more of the following characteristics: strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.

The Fund will invest in a relatively limited number of other mutual funds and ETFs with the goal of providing diversification in order to reduce risk without sacrificing performance.  Mutual fund diversification does not assure or guarantee better performance and cannot eliminate the risk of investment loss.  The Fund allocates its investments among mutual funds and ETFs with strategies that may include merger arbitrage, long/short equity, absolute returns or alternative investment strategies.  The percentage allocated to each category varies within ranges, based on each strategy’s relative performance, volatility and correlation to other categories within the portfolio.

The Adviser selects underlying funds and allocates the assets of the Fund among the underlying funds.  The Adviser reviews a wide range of factors in evaluating each underlying fund including, but not limited to, past investment performance during various market conditions, investment strategies and processes, composition of portfolios, risk management procedures, reputation, experience and training of key personnel, and correlation of results with other underlying funds.  As part of its due diligence process, the Adviser conducts a review of each underlying fund, and its manager’s investment process and organization.

The underlying funds may use a variety of investment techniques to hedge the funds against various risks or other factors that generally affect the values of portfolio securities as well as for non-hedging purposes.  These techniques may involve the use of derivative transactions, and may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.  As a result, the underlying funds may simultaneously take long and short positions on similar securities for which there exists an attractive spread relative to their valuations.  The net effect of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions tends to cancel out the effect of general market movements on the securities.  In an instance where a position is entered into that is long only or short only, such positions are taken for non-hedging purposes.  Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.  Similarly, the underlying funds may also engage in short-term trading.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the Adviser may select underlying funds that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

The value of underlying funds rise and fall as market and economic conditions change.  The underlying funds are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money.

The Fund is a ‘fund of funds,’ and invests primarily in the shares of registered open-end investment companies, including ETFs.  Thus, the Fund is affected by the performance of the underlying funds.  Investing in investment companies does not eliminate investment risk.

You should recognize that you may invest directly in mutual funds.  By investing in mutual funds indirectly through the Fund, you will bear both your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) and similar expenses of the underlying funds.  In addition, you will bear your proportionate share of expenses related to the distribution of a Fund’s shares and you also may indirectly bear expenses paid by an underlying fund for the distribution of its shares.  The Fund may invest in underlying funds that charge a “sales load,” and may incur brokerage commissions and other sales charges.  The Fund will seek to minimize such charges, but they can reduce the Fund’s investment results.

ETFs trade on securities exchanges, and the market price of such securities may not correspond exactly with the net asset value of the investment company.  Index-based ETFs own stocks or bonds included in a particular index and changes in the market price of ETFs (before deducting the ETFs’ expenses) are generally expected to track the movement of the associated index relatively closely.

However, the price movement of index-based ETFs may not perfectly parallel the price movement of the associated indexes.  Actively-managed ETFs, however, do not track an index but rather are managed in a similar manner as actively-managed mutual funds; like such funds, actively-managed ETFs’ net asset values may be different from that of any index.

In managing the Fund, the Adviser has the authority to select and allocate assets among underlying funds.  The Fund is subject to the risk that the Adviser’s decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.

The Fund will invest in a relatively limited number of other mutual funds and ETFs.  As a result, increases or decreases in the value of any of the individual underlying funds owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a fund holding a larger number of underlying funds.  Therefore, the value of the Fund will depend on the performance of the relatively limited number of managers who advise the underlying funds.  If the underlying funds in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of underlying funds.

In addition to the risks noted above, the underlying funds in which the Fund invests are subject to a number of risks, including the following:

Aggressive Investment Risks.  The underlying funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions.  Although many of the underlying funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some underlying funds may use long only or short only strategies.  The absolute return strategies employed by some underlying funds generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivative Instruments Risks.  The underlying funds may invest in derivative instruments.  These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the underlying funds and therefore the Fund.  The underlying funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the underlying funds are unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Market Capitalization.  Companies may be categorized as having a small, medium, or large capitalization market value.  The Fund may invest in underlying funds that invest primarily in small- and medium-cap companies.  When investing in these companies is out of favor, the underlying funds’ share prices may decline even though the companies they hold have sound fundamentals.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply, and the value of the underlying funds may be more volatile and fluctuate independently from broader stock market indexes.

Concentration. The Fund may invest in underlying funds that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector would be highly affected by developments within that industry or sector.  Further, an underlying fund that concentrates its investments in a particular industry or sector is subject to greater risk than a fund that invests in a broader range of industries.  Also, the Fund’s investments in such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified underlying fund.

Diversification.  Some of the underlying funds in which the Fund may invest may be classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended.  This means that the underlying fund may invest a significant portion of its assets in a small number of securities.  This may cause the market action of the underlying fund’s larger security positions to have a greater impact on the fund’s net asset value per share, which could lead to increased volatility.

Long/Short Selling Risk.  As part of its principal investment strategies, the Fund may invest in underlying funds that sell securities long or short.  There are risks involved with selling securities long or short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  Further, the underlying fund may be required to pay a premium, dividend or interest.

Market-Neutral Investing.  As part of its principal investment strategies, the Fund may invest in underlying funds that employ a market neutral investment strategy.  A market neutral investment strategy involves taking long and short positions in different stocks in an effort to insulate the underlying fund’s performance from the effects of general stock market movements.  The underlying fund’s long positions could decline in value while the value of the securities sold short could increase, thereby increasing the potential for loss.  It is also possible that the underlying fund’s combination of securities held long and short will fail to protect the fund from overall stock market risk.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.

Arbitrage.  The Fund may also invest in underlying funds that use a merger arbitrage investment strategy.  Merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  If an acquisition is called off or otherwise not completed, the underlying fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

Options, Futures and Options on Futures.  An underlying fund may use derivatives such as options on stock or bond indices, financial and currency futures contracts and related options, and currency options.  There is no guarantee such strategies will work.  The underlying funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over the counter market.  When options are purchased over the counter, the underlying funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the underlying funds may have difficulty closing out their positions.  If an underlying fund’s investment manager is not successful in employing such instruments in managing the fund’s investments, the fund’s performance will be worse than if it did not employ such strategies.

Swap Agreement Risks.  The underlying funds may enter into equity, interest rate, index and currency rate swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

Distressed Securities Risks.  The underlying funds may purchase securities of distressed companies.  Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.  Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long.  Some relative value trades are possible, selling short one class of a distressed company’s capital structure and purchasing another.  Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the underlying funds’ claims.

Privately Negotiated Options Risks.  The underlying funds may invest in privately negotiated options.  Each privately negotiated option will be based on an asset or a basket of securities selected by the underlying fund.  The counterparty to each privately negotiated option will typically be a financial institution (or an affiliate of a financial institution) that is experienced in the field of alternative investments.  Upon expiration or termination of a privately negotiated option, the underlying fund will be entitled to a cash payment from the counterparty if the value of the asset or basket at that time is favorable to the underlying fund in comparison to the exercise price for the privately negotiated option.  As with more traditional options, privately negotiated options will allow for the use of economic leverage.  Although the underlying fund may not be exposed to risk of loss in excess of its payment for a privately negotiated option, an underlying fund may incur losses that are magnified by the use of leverage and the payment of fees to the counterparty.  An underlying fund will also be exposed to the risk that the counterparty is unable to pay the settlement price upon the termination or expiration of a privately negotiated option.

Credit Risk.  The underlying funds may invest in debt obligations.  Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

Foreign Securities Risks.  The underlying funds may invest in foreign securities and depository receipts relating to foreign securities.  Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets.  These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital.  The exposure of the underlying funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

Leveraging.  An underlying fund may borrow money to increase its holdings of portfolio securities.  Since a mutual fund must satisfy asset coverage requirements under the Investment Company Act of 1940, as amended, an underlying fund that leverages could be required to sell investments at an inopportune time to satisfy these requirements.  Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.  The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Index.

Exhibit C

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT (“Agreement”), made this          day of             , 2008, between Van Wagoner Funds, Inc., a Maryland corporation (the “Company”), and Van Wagoner Capital Management, Inc., a Delaware corporation (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Company is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company.  The Company’s authorized shares are divided into series, including the [NAME] Fund (the “Fund”);

WHEREAS, the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, provides investment advisory services to the Fund, pursuant to a separate investment advisory agreement; and

WHEREAS, the Company and the Adviser desire to enter into a new investment advisory agreement with respect to the Fund.

NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

1.  Employment.  The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to administer its business and administrative operations, subject to the direction of the Board of Directors of the Company (the “Board of Directors”) and the officers of the Company, for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2.  Authority of the Adviser.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.  However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the affairs of the Fund.

3.  Obligations of and Services to be Provided by the Adviser.  The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.    Management and Administrative Services.

(1)   The Adviser shall furnish to the Company adequate office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research, asset allocation, portfolio manager selection and evaluation activities and otherwise managing and administering the business and operations of the Fund.

(2)   The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 3(A)(1) and shall bear the expense of providing such services, except as provided in Section 4 of this Agreement.  The Adviser shall also compensate all officers and employees of the Company who are officers or employees of the Adviser or its affiliated companies.

B.    Investment Management Services.

(1)   The Adviser shall, subject to and in accordance with the investment objective and policies of the Fund and any directions which the Board of Directors may issue to the Adviser, have overall responsibility for the general management and investment of the assets and securities portfolios of the Fund.

(2)   The Adviser may delegate its investment responsibilities under sub-paragraph 3(B)(1) with respect to the Fund or segments thereof to one or more persons or companies (“Portfolio Manager[s]”) pursuant to an agreement between the Adviser, the Company and each such Portfolio Manager (“Sub-Advisory Agreement”).  Each Sub-Advisory Agreement may provide that the Portfolio Manager, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund’s assets assigned to the Portfolio Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision.  Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief.  Adviser shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the Fund’s portfolio.

(3)   The Adviser shall develop overall investment programs and strategies for the Fund, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Directors concerning the implementation of the programs.

(4)   The Adviser shall research and evaluate Portfolio Managers and shall advise the Board of Directors of the Company of the Portfolio Managers which the Adviser believes are best-suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Portfolio Manager; shall determine the portion of the Fund’s assets to be managed by each Portfolio Manager; shall recommend changes or additions of Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers.

(5)   The Adviser shall be solely responsible for paying the fees of each Portfolio Manager.

(6)   The Adviser shall render to the Board of Directors such periodic reports concerning the business and investments of the Fund as the Board of Directors shall reasonably request.

C.    Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Adviser will make available and provide financial, accounting and statistical information required by the Fund for the preparation of registration statements, reports and other documents required by federal and state securities laws, and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

D.    Provision of Personnel.

The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

4.  Expenses.  The Adviser shall not be required to pay any expenses of the Fund.  The expenses of the Fund’s operations borne by the Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

5.  Compensation of the Adviser.  For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.  The advisory fee shall be 1/12 of       % (      % per annum) of such average net assets of the Fund.  For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

6.  Ownership of Shares of the Fund.  The Adviser shall not take an ownership position in the Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

7.  Exclusivity.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.  Although the Adviser has permitted and is permitting the Fund and the Company to use the name “Van Wagoner”, it is understood and agreed that the Adviser reserves the right to use and has permitted and may permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Company will not use such name if the Adviser ceases to be an investment adviser for the Fund.  During the period that this Agreement is in effect, and except as herein provided, the Adviser shall be the Fund’s sole investment adviser.

8.  Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

9.  Brokerage Commissions.  The Adviser, subject to the control and direction of the Board of Directors, and any Portfolio Managers, subject to the control and direction of the Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed.  The Adviser or the Portfolio Managers may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), to the Adviser or the Portfolio Managers a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).  The Adviser shall provide such reports as the Board of Directors may reasonably request with respect to each Fund’s total brokerage and the manner in which that brokerage was allocated.

10.  Code of Ethics.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption.  Upon the written request of the Company, the Adviser shall permit the Company to examine the reports required to be made by the Adviser pursuant to Rule 17j-1(c)(1).

11.  Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

12.  Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days’ written notice to the Adviser.  This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days’ written notice to the Company.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board of Directors or by the vote of the majority of the outstanding voting securities of the Company, as defined in the Act, and (ii) the Board of Directors in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

VAN WAGONER CAPITAL MANAGEMENT, INC.
(the “Adviser”)

By:
Garrett Van Wagoner, President

VAN WAGONER FUNDS, INC.
(the “Company”)

By:
Susan Freund, President

Exhibit D

FORM OF SUB-ADVISORY AGREEMENT

VAN WAGONER FUNDS

AGREEMENT (this “Agreement”) made this          day of           , 2008, by and among Van Wagoner Funds, Inc., a Maryland corporation (the “Company”), Van Wagoner Capital Management, Inc., a Delaware corporation (the “Adviser”), and Husic Capital Management, a California limited partnership (the “Portfolio Manager”).

W I T N E S S E T H :

The Company is a diversified open-end management investment company registered as an investment company under the Investment Company Act of 1940 (the “Act”), and subject to the rules and regulations promulgated thereunder.  The Company’s authorized shares are divided into series, each of which constitutes a separate investment portfolio or fund with different investment objectives and policies.  Each share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that portfolio.

The Adviser acts as the “investment adviser” (as defined in Section 2(a)(20) of the Act) to the Van Wagoner (insert name of fund) (the “Fund”), a series of the Company, pursuant to the terms of an Investment Advisory Agreement.  The Adviser is responsible for the day-to-day management and overall administration of the Fund and the coordination of investment of the Fund’s assets in portfolio securities.  However, specific portfolio purchases and sales for the Fund’s investment portfolio, or a portion thereof, are to be made by advisory organizations recommended and selected by the Adviser, subject to the approval of the Board of Directors of the Company.

WHEREAS, the Adviser and the Company desire to retain the Portfolio Manager as the portfolio manager for the Fund.

NOW, THEREFORE, the Company, the Adviser and the Portfolio Manager do mutually promise and agree as follows:

1.     Employment.  The Adviser being duly authorized hereby appoints and employs the Portfolio Manager as a discretionary portfolio manager to the Fund for those assets of the Fund which the Adviser determines to assign to the Portfolio Manager (those assets being referred to as the “Fund Account”), for the period and on the terms set forth in this Agreement.  The Portfolio Manager hereby accepts the appointment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund with respect to the investments of the Fund Account in accordance with the provisions of this Agreement.

2.     Authority of the Portfolio Manager.  The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

3.     Portfolio Management Services of the Portfolio Manager.  The Portfolio Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 11 hereof and such operational procedures as may be agreed to from time to time by the Portfolio Manager and the Company or the Adviser (the “Operational Procedures”).  In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Directors of the Company, such specific instructions as the Board of Directors may adopt and communicate to the Portfolio Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Adviser.  The Portfolio Manager is not authorized by the Company to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.  The Portfolio Manager shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time).  At the Company’s or the Adviser’s reasonable request, the Portfolio Manager will consult with the Company or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.

4.     Investment Objectives, Policies and Restrictions.  The Company will provide the Portfolio Manager with a statement of the investment objectives, policies and restrictions applicable to the Fund and any specific investment restrictions applicable to the Fund as established by the Company, including those set forth in its registration statement under the Act and the Securities Act of 1933, as amended.  The Company retains the right, on written notice to the Portfolio Manager from the Company or the Adviser, to modify any such objectives, policies or restrictions in any manner at any time.

5.     Transaction Procedures.  All transactions will be consummated by payment to or delivery by the Fund’s custodian (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto.  The Portfolio Manager shall advise the Custodian and confirm in writing to the Company and to the Fund’s administrator, or any other designated agent of the Company, all transactions for the Fund Account executed by it with brokers and dealers at the time and in the manner as set forth in the Operational Procedures.  The Portfolio Manager shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager.  The Company shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

6.     Proxies.  The Company or the Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Company, the Portfolio Manager shall provide the Company with its recommendations as to the voting of such proxies.

7.     Compensation of the Portfolio Manager.  The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule B.  Pursuant to the provisions of the Investment Advisory Agreement between the Company and the Adviser, the Adviser is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Adviser.

8.     Other Investment Activities of the Portfolio Manager.  The Company acknowledges that the Portfolio Manager or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”).  Subject to the provisions of paragraph 2 hereof, the Company agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto.  The Company acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise.  The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Company shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9.     Certificate of Authority.  The Company, the Adviser and the Portfolio Manager shall furnish to each other from time to time certified copies of the resolutions of their Boards of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Company, the Fund Account, the Portfolio Manager and/or the Adviser.

10.   Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Portfolio Manager, the Portfolio Manager shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

11.   Brokerage Commissions.  The Adviser, subject to the control and direction of the Board of Directors of the Company, and the Portfolio Manager, subject to the control and direction of the Board of Directors of the Company and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Fund and for the selection of the markets on or in which the transactions will be executed.  The Adviser or the Portfolio Manager may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), to the Adviser or the Portfolio Manager a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).  The Portfolio Manager shall provide such reports as the Board of Directors of the Company or the Adviser may reasonably request with respect to the Fund’s total brokerage and the manner in which that brokerage was allocated.

12.   Confidentiality.  Subject to the duty of the Portfolio Manager and the Company to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Company in respect thereto.

13.   Representations, Warranties and Agreements of  the Company.  The Company represents, warrants and agrees that:

A.    The Portfolio Manager has been duly appointed by the Board of Directors of the Company to provide investment services to the Fund Account as contemplated hereby.

B.    The Company will deliver to the Portfolio Manager a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

14.   Representations, Warranties and Agreements of the Portfolio Manager.  The Portfolio Manager represents, warrants and agrees that:

A.    The Portfolio Manager is registered as an “investment adviser” under the Investment Advisers Act of 1940 (“Advisers Act”); or is a “bank” as defined in Section 202(a)(2) of the Advisers Act or an “insurance company” as defined in Section 202(a)(2) of the Advisers Act.

B.    The Portfolio Manager will maintain, keep current and preserve on behalf of the Company, in the manner required or permitted by the Act, the records identified in Schedule A.  The Portfolio Manager agrees that such records (unless otherwise indicated on Schedule A) are the property of the Company, and will be surrendered to the Company promptly upon request.

C.    The Portfolio Manager will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Company may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

D.    The Portfolio Manager will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Company with a copy of the code of ethics and evidence of its adoption.  Upon the written request of the Company, the Portfolio Manager shall permit the Company, its employees or its agents to examine the reports required to be made to the Portfolio Manager by Rule 17j-1(c)(1).

E.     The Portfolio Manager will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Company and the Adviser.

F.     The Portfolio Manager will immediately notify the Company and the Adviser of the occurrence of any event which would disqualify the Portfolio Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

15.   Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act.

16.   Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by any party hereto immediately upon written notice to the others in the event of a breach of any provision hereof by the party so notified, or otherwise, upon giving sixty (60) days’ written notice to the others, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending on the second anniversary of this Agreement and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by the Board of Directors of the Company in the manner required by the Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

VAN WAGONER FUNDS, INC.
(the “Company”)

By:

VAN WAGONER CAPITAL MANAGEMENT, INC.
(the “Adviser”)

By:

HUSIC CAPITAL MANAGEMENT
(the “Portfolio Manager”)

By:

SCHEDULE A

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.                                       (1940 Act Rule 31a-1(b)(5) and (6)).  A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted.  Such records shall include:

A.            The name of the broker;

B.            The terms and conditions of the order and of any modifications or cancellation thereof;

C.            The time of entry or cancellation;

D.            The price at which executed;

E.             The time of receipt of a report of execution; and

F.             The name of the person who placed the order on behalf of the Fund.

2.                                       (1940 Act Rule 31a-1(b)(9)).  A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders.  Such record:

A.    Shall include the consideration given to:

(i)                                     the sale of shares of the Fund by brokers or dealers.

(ii)                                  The supplying of services or benefits by brokers or dealers to:

(a)                                  The Fund,

(b)                                 The Adviser,

(c)                                  The Portfolio Manager, and

(d)                                 Any person other than the foregoing.

B.            Any other consideration other than the technical qualifications of the brokers and dealers as such.

C.            Shall show the nature of the services or benefits made available.

D.            Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

E.             The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.                                       (1940 Act Rule 31a-1(b)(10)).  A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities.  Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization.  There shall be retained as part of this record:  any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4.                                       (1940 Act Rule 31a-1(f)).  Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with respect to the Fund Account.

(1) Such information might include:  the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation, i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews).

SCHEDULE B

FEE SCHEDULE

For its services to the Fund, the Adviser shall pay the Portfolio Manager a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month.  For the Large-Cap Growth Fund, the fee shall be 1/12 of 0.6% of the average daily net assets of the Fund.  For the Focused Opportunities Fund, the fee shall be 1/12 of 0.5% of the average daily net assets of the Fund.  For the All-Cap Growth Fund, the fee shall be 1/12 of 0.5% of the average daily net assets of the Fund above $5 million.  For the Small-Cap Growth Fund, the fee shall be 1/12 of 0.6% of the daily net assets of the Fund above $10 million.

The fee shall be pro-rated for any month during which the Agreement is in effect for only a portion of the month.

PROXY CARD

VAN WAGONER GROWTH OPPORTUNITIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST [  ], 2008

The undersigned, revoking prior proxies, hereby appoints Susan Freund as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Van Wagoner Growth Opportunities Fund (the “Fund”), a series of Van Wagoner Funds, Inc. (the “Company”), to be held at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on August [  ], 2008, at 10:00 a.m., local time, or at any adjournment thereof, upon the proposals described in the Notices of Special Meeting and accompanying Proxy Statements and Prospectus and Joint Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

 Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲	FOLD HERE	▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENTS AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2.	Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

VAN WAGONER GROWTH OPPORTUNITIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST [  ], 2008

THE BOARD OF DIRECTORS HAVE UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSALS LISTED BELOW.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

To approve a Plan of Reorganization and Termination between Growth Opportunities Fund and Emerging Growth Fund, each a series of Van Wagoner Funds, Inc., and the transactions contemplated thereby, including: (a) the transfer of all the assets of Growth Opportunities Fund to, and the assumption of all the liabilities of Growth Opportunities Fund by, Emerging Growth Fund in exchange solely for shares of Emerging Growth Fund; (b) the distribution of those Emerging Growth Fund shares pro rata to shareholders of the Growth Opportunities Fund; and (c) the termination of Growth Opportunities Fund shortly afterwards

		☐	☐	☐

3.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for the Fund that would allow VWCM and the Fund to enter into and materially amend subadvisory agreements for the Fund without obtaining shareholder approval

		☐	☐	☐

4.	To approve three new members of the Board of Directors	FOR	WITHOLD

	4a. Mary Avella	☐	☐

	4b. Brian Dombkowski	☐	☐

	4c. Jay Jacobs	☐	☐

		FOR	AGAINST	ABSTAIN
5	To approve an amendment to the Company’s Articles of Incorporation changing the voting requirement for significant corporate events	☐	☐	☐

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

VAN WAGONER “NAME” FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST [  ], 2008

The undersigned, revoking prior proxies, hereby appoints Susan Freund as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Van Wagoner “NAME” Fund (the “Fund”), a series of Van Wagoner Funds, Inc. (the “Company”), to be held at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on August [  ], 2008, at 10:00 a.m., local time, or at any adjournment thereof, upon the proposals described in the Notice of Special Meeting and accompanying Proxy Statement which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

 Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

VAN WAGONER “NAME” FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST [  ], 2008

THE BOARD OF DIRECTORS HAVE UNANIMOUSLY APPROVED EACH PROPOSAL AND RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL LISTED BELOW.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement with Van Wagoner Capital Management, Inc.	☐	☐	☐

2.	To approve a new investment subadvisory agreement with Husic Capital Management	☐	☐	☐

3.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for the Funds that would allow VWCM and the Fund to enter into and materially amend subadvisory agreements for the Fund without obtaining shareholder approval

		☐	☐	☐

4.	To approve three new members of the Board of Directors	FOR	WITHOLD

	4a. Mary Avella	☐	☐

	4b. Brian Dombkowski	☐	☐

	4c. Jay Jacobs	☐	☐

		FOR	AGAINST	ABSTAIN
5	To approve an amendment to the Company’s Articles of Incorporation changing the voting requirement for significant corporate events	☐	☐	☐

6	To approve a change to the Fund’s classification from diversified to non-diversified	☐	☐	☐

7	To approve the elimination of the fundamental investment policy on industry concentration	☐	☐	☐

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

VAN WAGONER MID-CAP GROWTH FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST [  ], 2008

The undersigned, revoking prior proxies, hereby appoints Susan Freund as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Van Wagoner Mid-Cap Growth Fund (the “Fund”), a series of Van Wagoner Funds, Inc. (the “Company”), to be held at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on August [  ], 2008, at 10:00 a.m., local time, or at any adjournment thereof, upon the proposals described in the Notice of Special Meeting and accompanying Proxy Statement which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

 Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2.	Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

VAN WAGONER MID-CAP GROWTH FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST [  ], 2008

THE BOARD OF DIRECTORS HAVE UNANIMOUSLY APPROVED EACH PROPOSAL AND RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL LISTED BELOW.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement with Van Wagoner Capital Management, Inc.	☐	☐	☐

3.

To approve, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for the Fund that would allow VWCM and the Funds to enter into and materially amend subadvisory agreements for the Fund without obtaining shareholder approval

		☐	☐	☐

4.	To approve three new members of the Board of Directors	FOR	WITHOLD

	4a. Mary Avella	☐	☐

	4b. Brian Dombkowski	☐	☐

	4c. Jay Jacobs	☐	☐

		FOR	AGAINST	ABSTAIN
5	To approve an amendment to the Company’s Articles of Incorporation changing the voting requirement for significant corporate events	☐	☐	☐

“Scanner Bar Code”

TAG ID:	CUSIP: